AMENDED AND RESTATED CREDIT AGREEMENT

                          Dated as of December 29, 1999

                                      among

                   CAVANAUGHS HOSPITALITY LIMITED PARTNERSHIP,

                         U.S. BANK NATIONAL ASSOCIATION
                            as Administrative Agent,

                                       and

                  THE OTHER FINANCIAL INSTITUTIONS PARTY HERETO


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
                                    CONTENTS

ARTICLE I.            DEFINITIONS....................................................................1

          1.1         Certain Defined Terms..........................................................1
          1.2         Other Interpretive Provisions..................................................21
          1.3         Accounting Principles..........................................................23
          1.5         Amendment and Restatement of Initial Credit Agreement..........................23

ARTICLE II.           THE LOANS......................................................................24

          2.1         Revolving Line of Credit.......................................................24
          2.2         Manner of Borrowing............................................................24
          2.3         Agent's Right to Fund..........................................................25
          2.4         Loan Accounts..................................................................25
          2.5         Interest Rate Elections........................................................26
          2.6         Mandatory Prepayments of Loans.................................................27
                      (a)      Asset Dispositions....................................................27
                      (b)      Event of Loss.........................................................27
                      (c)      Debt Issuance.........................................................28
                      (d)      General...............................................................28
                      (e)      Reduction in Commitment...............................................28
          2.7         Repayment......................................................................29
          2.8         Interest.......................................................................29
          2.9         Agency and Underwriting Fees...................................................30
          2.10        Commitment Fees................................................................30
          2.11        Late Charge....................................................................30
          2.12        Computation of Interest and Fees...............................................30
          2.13        Payments by the Borrower.......................................................31
          2.14        Sharing of Payments, Etc.......................................................31
          2.15        Security.......................................................................32
          2.16        Borrowing Base.................................................................32
          2.17        No Prepayment Charges..........................................................33

ARTICLE III.          LETTERS OF CREDIT..............................................................33

          3.1         Letters of Credit..............................................................33
          3.2         Manner of Requesting Letters of Credit.........................................33
          3.3         Indemnification; Increased Costs...............................................34
          3.4         Payment by the Borrower........................................................35

CREDIT AGREEMENT                                                          PAGE i


ARTICLE IV.           TAXES, YIELD PROTECTION AND ILLEGALITY.........................................35

          4.1         Taxes..........................................................................35
          4.2         Illegality.....................................................................37
          4.3         Increased Costs and Reduction of Return........................................37
          4.4         Funding Losses.................................................................38
          4.5         Inability to Determine Rates...................................................39
          4.6         Certificates of Lenders........................................................39
          4.7         Survival.......................................................................39

ARTICLE V.            CONDITIONS PRECEDENT...........................................................39

          5.1         Conditions of Initial Loans....................................................39
                      (a)      Credit Agreement and Note.............................................40
                      (b)      Resolutions; Incumbency...............................................40
                      (c)      Organization Documents; Good Standing.................................40
                      (d)      Legal Opinions........................................................40
                      (e)      Payment of Fees.......................................................41
                      (f)      Collateral Documents..................................................41
                      (g)      Insurance Policies....................................................42
                      (h)      Certificate...........................................................42
                      (i)      Compliance Certificate................................................42
                      (j)      WestCoast Acquisition.................................................43
                      (k)      Notice of Borrowing; Reimbursement Agreement..........................43
                      (l)      Guaranty..............................................................43
                      (m)      Other Documents.......................................................43
                      (n)      Payment of Indebtedness...............................................43
                      (o)      Eligible Real Property................................................43
                      (p)      Pro Forma Statements..................................................44
                      (q)      Interest Rate Protection..............................................44
          5.2         Conditions to Subsequent Loans.................................................44
                      (a)      Interest Rate Notice..................................................44
                      (b)      Notice of Borrowing; Reimbursement Agreement..........................44
                      (c)      Continuation of Representations and Warranties........................44
                      (d)      No Existing Default...................................................45
                      (e)      Satisfaction of Previous Conditions...................................45
                      (f)      Further Assurances....................................................45
          5.3         Conditions to Become Eligible Real Property....................................45
          5.4         Existing Collateral Documents..................................................47

CREDIT AGREEMENT                                                         PAGE ii

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ARTICLE VI.           REPRESENTATIONS AND WARRANTIES.................................................48

          6.1         Existence and Power............................................................48
          6.2         Authorization; No Contravention................................................48
          6.3         Governmental Authorization.....................................................49
          6.4         Binding Effect.................................................................49
          6.5         Litigation.....................................................................49
          6.6         No Default.....................................................................49
          6.7         ERISA Compliance...............................................................50
          6.8         Use of Proceeds; Margin Regulations............................................50
          6.9         Title to Properties............................................................51
          6.10        Taxes..........................................................................51
          6.11        Financial Condition............................................................51
          6.12        Environmental Matters..........................................................52
          6.13        Collateral Documents...........................................................53
          6.14        Regulated Entities.............................................................53
          6.15        No Burdensome Restrictions.....................................................53
          6.16        Copyrights, Patents, Trademarks and Licenses, Etc..............................54
          6.17        Subsidiaries...................................................................54
          6.18        Insurance......................................................................54
          6.19        Solvency.......................................................................54
          6.20        Full Disclosure................................................................54

ARTICLE VII.          AFFIRMATIVE COVENANTS..........................................................55

          7.1         Financial Statements...........................................................55
          7.2         Certificates; Other Information................................................56
          7.3         Notices........................................................................56
          7.4         Preservation of Existence, Etc.................................................58
          7.5         Maintenance of Property........................................................58
          7.6         Insurance......................................................................59
          7.7         Payment of Obligations.........................................................59
          7.8         Compliance With Laws...........................................................60
          7.9         Compliance With ERISA..........................................................60
          7.10        Inspection of Property and Books and Records...................................60
          7.11        Environmental Laws.............................................................60
          7.12        Use of Proceeds................................................................61
          7.13        Appraisals.....................................................................61
          7.14        Further Assurances.............................................................61
          7.15        Minimum Number of Parcels......................................................63
          7.16        Interest Rate Protection.......................................................64


CREDIT AGREEMENT                                                        PAGE iii

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ARTICLE VIII.         NEGATIVE COVENANTS.............................................................64

          8.1         Limitation on Liens............................................................64
          8.2         Disposition of Assets..........................................................66
          8.3         Consolidations and Mergers.....................................................68
          8.4         Loans and Investments..........................................................68
          8.5         Limitation on Indebtedness.....................................................69
          8.6         Transactions With Affiliates...................................................69
          8.7         Use of Proceeds................................................................70
          8.8         Contingent Obligations.........................................................70
          8.9         Lease Obligations..............................................................71
          8.10        Restricted Payments............................................................71
          8.11        ERISA..........................................................................71
          8.12        Change in Business.............................................................72
          8.13        Accounting Changes.............................................................72
          8.14        Financial Covenants............................................................72
                      (a)      Funded Debt Ratio.....................................................72
                      (b)      Recourse Funded Debt Ratio............................................72
                      (c)      Interest Coverage Ratio...............................................72
                      (d)      Fixed Charge Coverage Ratio...........................................73
                      (e)      Capitalization Ratio..................................................73
                      (f)      Total Assets..........................................................73
          8.15        Subordinated Debt..............................................................73

ARTICLE IX.           EVENTS OF DEFAULT..............................................................73

          9.1         Event of Default...............................................................73
                      (a)      Nonpayment............................................................73
                      (b)      Representation or Warranty............................................73
                      (c)      Specific Defaults.....................................................74
                      (d)      Other Defaults........................................................74
                      (e)      Cross-Default.........................................................74
                      (f)      Insolvency; Voluntary Proceedings.....................................75
                      (g)      Involuntary Proceedings...............................................75
                      (h)      ERISA.................................................................75
                      (i)      Monetary Judgments....................................................75
                      (j)      Nonmonetary Judgments.................................................76
                      (k)      Adverse Change........................................................76
                      (l)      Invalidity of Subordination Provisions................................76
                      (m)      Collateral............................................................76
          9.2         Remedies.......................................................................77
          9.3         Rights Not Exclusive...........................................................77


CREDIT AGREEMENT                                                         PAGE iv

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          9.4         Certain Financial Covenant Defaults............................................78

ARTICLE X.            THE AGENT......................................................................78

          10.1        Appointment and Authorization..................................................78
          10.2        Delegation of Duties...........................................................78
          10.3        Liability of Agent.............................................................78
          10.4        Reliance by Agent..............................................................79
          10.5        Notice of Default..............................................................80
          10.6        Credit Decision................................................................80
          10.7        Indemnification of Agent.......................................................81
          10.8        Agent in Individual Capacity...................................................81
          10.9        Successor Agent................................................................81
          10.10       Withholding Tax................................................................82
          10.11       Collateral Matters.............................................................83

ARTICLE XI.           LETTER OF CREDIT RISK PARTICIPATIONS...........................................84

          11.1        Sale of Risk Participations....................................................84
          11.2        Procedure for Purchases........................................................84
          11.3        Payment Obligations............................................................84
                      (c)      Reimbursements to Lenders.............................................85

ARTICLE XII.          MISCELLANEOUS..................................................................85

          12.1        Amendments and Waivers.........................................................85
          12.2        Notices........................................................................87
          12.3        No Waiver; Cumulative Remedies.................................................87
          12.4        Costs and Expenses.............................................................88
          12.5        Borrower Indemnification.......................................................88
          12.6        Marshalling; Payments Set Aside................................................89
          12.7        Successors and Assigns.........................................................89
          12.8        Assignments, Participations, Etc...............................................90
          12.9        Set-off........................................................................91
          12.10       Automatic Debits of Fees.......................................................92
          12.11       Notification of Addresses, Lending Offices, Etc................................92
          12.12       Counterparts...................................................................92
          12.13       Severability...................................................................92
          12.14       No Third Parties Benefited.....................................................92
          12.15       Conditions Not Fulfilled.......................................................93
          12.16       Governing Law and Jurisdiction.................................................93
          12.17       Waiver of Jury Trial...........................................................94
          12.18       Entire Agreement...............................................................94


CREDIT AGREEMENT                                                          PAGE v

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SCHEDULES
---------

Schedule 2.1         Commitments
Schedule 6.5         Litigation
Schedule 6.7         ERISA
Schedule 6.11        Permitted Liabilities
Schedule 6.12        Environmental Matters
Schedule 6.17        Subsidiaries and Minority Interests
Schedule 6.18        Insurance Matters
Schedule 7.14        Filing Jurisdictions
Schedule 8.1         Permitted Liens
Schedule 8.5         Permitted Indebtedness
Schedule 8.8         Contingent Obligations
Schedule 12.2        Lending Offices, Addresses for Notices

EXHIBITS
--------

Exhibit A         Form of Compliance Certificate
Exhibit B         Form of Deed of Trust
Exhibit C         Form of Guaranty
Exhibit D         Form of Indemnification Agreement
Exhibit E         Form of Interest Rate Notice
Exhibit F         Form of Note
Exhibit G         Form of Security Agreements
Exhibit H         Form of Legal Opinion of Borrower's Counsel
Exhibit I         Form of Amendment to Deed of Trust
Exhibit J         Form of Assignment and Acceptance



CREDIT AGREEMENT                                                         PAGE vi

                      AMENDED AND RESTATED CREDIT AGREEMENT

         This AMENDED AND RESTATED CREDIT AGREEMENT is entered into as of December 29, 1999, among CAVANAUGHS HOSPITALITY LIMITED PARTNERSHIP, a Delaware limited partnership (the "Borrower"), the several financial institutions from time to time party to this Agreement (collectively, the "Lenders"; individually, a "Lender"), and U.S. BANK NATIONAL ASSOCIATION, as administrative agent for the Lenders.

                                    RECITALS

         A. The Borrower and certain of the Lenders entered into that certain Credit Agreement dated as of May 5, 1998 (together with all amendments to such Credit Agreement heretofore entered into, the "Initial Credit Agreement"), pursuant to which such lenders agreed to make available to the Borrower a secured revolving loan facility upon the terms and conditions set forth in the Initial Credit Agreement.

         B. The Borrower has requested to increase the amount of the commitment of the secured revolving loan facility provided for in the Initial Credit Agreement and to make certain other modifications to the provisions of the Initial Credit Agreement. The purpose of this Agreement is to set forth the terms and conditions upon which the Lenders have agreed to the Borrower's requests and to restate the provisions of the Initial Credit Agreement in its entirety.

         NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:

ARTICLE I. DEFINITIONS

         1.1      Certain Defined Terms

         The following Terms have the following meanings:

         "Acquisition" means any transaction or series of related transactions for the purpose of or resulting, directly or indirectly, in (a) the acquisition of all or substantially all of the assets of a Person, or of any business or division of a Person, (b) the acquisition of in excess of 50% of the capital stock, partnership interests, membership interests or equity of any Person, or otherwise causing any Person to become a Subsidiary, (c) a merger or consolidation or any other combination with another Person (other than a Person that is a Subsidiary) provided that the Borrower or the Subsidiary is the surviving entity, or (d) the acquisition of any parcel of real property, tenant's interest in any real


AMENDED AND RESTATED CREDIT AGREEMENT                                    PAGE 1
property lease or ground lease, or the acquisition of any hotel, motel or hospitality property.

         "Adjusted Net Income" means, for any applicable period, the aggregate of all amounts which, in accordance with GAAP, would be included as net income (or net loss (including any extraordinary losses other than extraordinary noncash losses)) on a consolidated statement of income of CHC and its Subsidiaries for such period; provided, however, that "Adjusted Net Income" shall exclude (a) the effect of any extraordinary or other nonrecurring gain outside the ordinary course of business, (b) any write-up in the value of any asset (to the extent such write-up exceeds any write-down taken in connection with the same transaction or event which gave rise to such write-up), and (c) any adjustments to net income for minority ownership interests in other Persons.

         "Adjusted Tangible Net Worth" means the sum of (a) the total net worth of CHC and its Subsidiaries determined in accordance with GAAP, less (b) the amount of all intangible assets, plus (c) the Adjustment to Book Value.

         "Adjustment to Book Value" means an amount equal to (a) the appraised value of all real property (including improvements thereon) owned by CHC and its Subsidiaries as of the last day of the applicable period, less (b) the net book value of such real property (including improvements thereon), less (c) an amount equal to all federal, state and local income and gross receipts taxes that would be payable in the event that such real property (including improvements thereon) were sold during the applicable period, assuming for purposes of such calculation that the amount of the gain is an amount equal to the amount of clause (a) less the amount of clause (b). For purposes of determining the appraised value of such real property, the most recent M.A.I. appraisals of such real property that have been approved by the Agent in writing in its reasonable discretion shall be used. The Agent reserves the right, in its discretion or at the request of the Required Lenders, to require reappraisals of any real property at the Borrower's sole cost, provided that once an appraisal of a parcel of real property has been approved by the Agent in writing, the Agent may not require a reappraisal of such real property for one year from the date of the approved appraisal. In the event that there is no approved appraisal of any parcel of real property, then there shall be no Adjustment to Book Value for such parcel of real property.

         "Affiliate" means, as to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the


AMENDED AND RESTATED CREDIT AGREEMENT                                    PAGE 2
management and policies of the other Person, whether through the ownership of voting securities, membership interests, by contract, or otherwise.

         "Agent" means U.S. Bank National Association in its capacity as administrative agent for the Lenders hereunder, and any successor administrative agent arising under Section 10.9.

         "Agent-Related Persons" means U.S. Bank and any successor agent arising under Section 10.9, together with their respective Affiliates, and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.

         "Agent's Payment Office" means the address for payments set forth on
Schedule 12.2 in relation to the Agent, or such other address as the Agent may from time to time specify.

         "Agreement" means this Credit Agreement.

         "Approved Appraised Value" means the most recent M.A.I. appraised value of an Eligible Real Property that (a) was ordered by the Agent, (b) has been approved by the Agent in writing in its reasonable discretion, and (c) is in compliance with the Financial Institutions Reform, Recovery and Enforcement Act.

         "Assignee" has the meaning specified in Section 12.8(a).

         "Attorney Costs" means and includes all fees and disbursements of any law firm or other external counsel.

         "Bankruptcy Code" means the Federal Bankruptcy Reform Act of 1978 (11 U.S.C.ss. 101, et seq.).

         "Base Rate" means, for any day, the higher of (a) the Reference Rate or
(b) the Federal Funds Rate plus .50%, and in either case, rounded upward (if necessary) to the next 1/16th of 1%.

         "Base Rate Loan" means a Loan that bears interest based on the Base
Rate.

         "Borrowing" means a borrowing hereunder consisting of Loans of the same Type made to the Borrower on the same day by the Lenders under Article II, and, other than in the case of Base Rate Loans, having the same Interest Period.

         "Borrowing Base" means, on each day that any Loans are outstanding or any day that there is any Letter of Credit Usage, an amount equal to the lesser of (a) 60% of the Collateral Pool Value, or (b) the Implied Debt Service Coverage Cap.


AMENDED AND RESTATED CREDIT AGREEMENT                                    PAGE 3

         "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in Seattle, Washington are authorized or required by law to close and, if the applicable Business Day relates to any LIBOR Rate Loan, means such a day on which dealings are carried on in the London interbank market.

         "Capital Adequacy Regulation" means any guideline, request or directive of any central bank or other Governmental Authority, or any other law, rule or regulation, whether or not having the force of law, in each case, regarding capital adequacy of any bank or of any corporation controlling a bank.

         "Capitalization Ratio" means, as of the last day of the applicable period, the ratio of (a) the Indebtedness of CHC and its Subsidiaries to (b) the sum of (i) the Indebtedness of CHC and its Subsidiaries, plus (ii) Adjusted Tangible Net Worth.

         "Cash Equivalents" means (a) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed or insured by the United States Government or any agency thereof, (b) certificates of deposit, eurodollar time deposits, overnight bank deposits, bankers' acceptances and repurchase agreements of any Lender or any other commercial bank whose unsecured long-term debt obligations are rated at least A-1 by Standard & Poor's Ratings Service Group, a division of the McGraw Hill Companies, Inc., and any successor thereto ("S&P") or A-3 by Moody's Investors Service, Inc. having maturities of one year or less from the date of acquisition, and (c) commercial paper rated at least A-1 by S&P or P-1 by Moody's Investors Service, Inc., or carrying an equivalent rating by a nationally recognized rating agency, if both of the two named rating agencies cease publishing ratings of investments.

         "CERCLA" has the meaning specified in the definition of "Environmental Laws."

         "CHC" means Cavanaughs Hospitality Corporation, a Washington corporation, and its successors.

         "Closing Date" means the date on which all conditions precedent set forth in Section 5.1 are satisfied or waived by all Lenders (or, in the case of Section 5.1(e), waived by the Person entitled to receive such payment).

         "Code" means the Internal Revenue Code of 1986, and regulations promulgated thereunder.

         "Collateral" means all property and interests in property and proceeds thereof now owned or hereafter acquired by the Borrower, CHC and its Subsidiaries in or


AMENDED AND RESTATED CREDIT AGREEMENT                                    PAGE 4
upon which a lien now or hereafter exists in favor of the Lenders, or the Agent on behalf of the Lenders, whether under this Agreement or under any other documents executed by any such Person and delivered to the Agent or the Lenders.

         "Collateral Documents" means, collectively, (a) the Security Agreements, the Deeds of Trust, and all other security agreements, mortgages, deeds of trust, patent and trademark assignments, lease assignments, guarantees and other similar agreements between the Borrower, CHC or any Subsidiary and the Lenders or the Agent for the benefit of the Lenders now, heretofore or hereafter delivered to the Lenders or the Agent pursuant to or in connection with the transactions contemplated hereby, and all financing statements (or comparable documents now or hereafter filed in accordance with the Uniform Commercial Code or comparable law) against the Borrower, CHC or any Subsidiary as debtor in favor of the Lenders or the Agent for the benefit of the Lenders as secured party, and (b) any amendments, supplements, modifications, renewals, restatements, replacements, consolidations, substitutions and extensions of any of the foregoing.

         "Collateral Pool Value" means the sum of the Approved Appraised Values of all Eligible Real Property from time to time.

         "Commitment" means $120,000,000 less the aggregate amount of mandatory prepayments made in accordance with Section 2.6.

         "Commitment Fee Percentage" means the percentage determined in accordance with the following matrix and based upon the quarterly financial statements of the Borrower provided to the Agent in accordance with the terms of this Agreement for the preceding fiscal quarter; provided, however, that if the Borrower has not delivered its financial statements for the previous fiscal quarter as of the date that the commitment fee is payable pursuant to Section 2.10, then a Commitment Fee Percentage of .50% shall apply:

----------------------- ------------- ------------------- ------------------- ----------------
        Level             Level I          Level II           Level III          Level IV
----------------------- ------------- ------------------- ------------------- ----------------
  Funded Debt Ratio         < 3.0        => 3.0  < 3.5        => 3.5 < 4.0         => 4.0
----------------------- ------------- ------------------- ------------------- ----------------
    Commitment Fee          .25%             .25%                .25%              .50%
      Percentage
----------------------- ------------- ------------------- ------------------- ----------------

         > means greater than or equal to
         < means less than


AMENDED AND RESTATED CREDIT AGREEMENT                                    PAGE 5

         "Commitment Letter" means that certain letter dated as of November 23, 1999, between the Agent and the Borrower, together with all amendments to the Commitment Letter.

         "Compliance Certificate" means a certificate substantially in the form of Exhibit A.

         "Contingent Obligation" means, as to any Person, any direct or indirect liability of that Person, whether or not contingent, with or without recourse,
(a) with respect to any Indebtedness, lease, dividend, letter of credit or other obligation (the "primary obligation") of another Person (the "primary obligor"), including any obligation of that Person (i) to purchase, repurchase or otherwise acquire such primary obligations or any security therefor, (ii) to advance or provide funds for the payment or discharge of any such primary obligation, or to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (iv) otherwise to assure or hold harmless the holder of any such primary obligation against loss in respect thereof (each, a "Guaranty Obligation"); (b) with respect to any Surety Instrument issued for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings or payments; (c) to purchase any materials, supplies or other property from, or to obtain the services of, another Person if the relevant contract or other related document or obligation requires that payment for such materials, supplies or other property, or for such services, shall be made regardless of whether delivery of such materials, supplies or other property is ever made or tendered, or such services are ever performed or tendered, or (d) in respect of any Swap Contract. The amount of any Contingent Obligation shall, in the case of Guaranty Obligations, be deemed equal to the stated or determinable amount of the primary obligation in respect of which such Guaranty Obligation is made or, if not stated or if indeterminable, the maximum reasonably anticipated liability in respect thereof, and in the case of other Contingent Obligation, shall be equal to the maximum reasonably anticipated liability in respect thereof.

         "Contractual Obligation" means, as to any Person, any provision of any security issued by such Person or of any agreement, undertaking, contract, indenture, mortgage, deed of trust or other instrument, document or agreement to which such Person is a party or by which it or any of its property is bound.


AMENDED AND RESTATED CREDIT AGREEMENT                                    PAGE 6

         "Deed of Trust" means a deed of trust or mortgage executed by the Borrower or a Subsidiary in favor the Agent as agent for the Lenders pursuant to
Section 5.3, in a form approved by the Agent, as well as all amendments to the foregoing, whether any such deed of trust, mortgage or amendment thereto was executed pursuant to the Initial Credit Agreement or pursuant to this Agreement. Any Deeds of Trust encumbering real property in the State of Washington and executed concurrently with the execution of this Agreement shall be substantially in the form of Exhibit B.

         "Default" means any event or circumstance which, with the giving of notice, the lapse of time, or both, would (if not cured or otherwise remedied during such time) constitute an Event of Default.

         "Disposition" means (a) the sale, lease, conveyance or other disposition of any property, other than sales or other dispositions expressly permitted under Section 8.2(a)(i), (ii), (iii) or (iv), and (b) the sale or transfer by the Borrower, CHC or any Subsidiary of the Borrower of any equity securities issued by any Subsidiary of the Borrower and held by such transferor Person for cash or cash equivalents.

         "Dollars," "dollars" and "$" each mean lawful money of the United
States.

         "EBITDA" means, with respect to the CHC and its Subsidiaries for any applicable period, Adjusted Net Income for such period, plus, to the extent deducted in determining Adjusted Net Income for such period, the aggregate amount of (a) Interest Expense, (b) federal, state, local and foreign income taxes and (c) depletion, depreciation and amortization of tangible and intangible assets. In the event that the Borrower has consummated any Acquisition during the applicable period, "EBITDA" shall include the EBITDA from the Person acquired (or the portion thereof allocable to the portion of the Person acquired) for such period, provided that the Borrower has delivered to the Agent documentation deemed adequate by the Agent to verify such EBITDA, as well as a Compliance Certificate on a pro forma basis and pro forma financial statements on a consolidating basis approved by the Agent. Subject to approval of the Required Lenders confirmed in writing by the Agent, any such pro forma Compliance Certificate and pro forma financial statements may exclude expenses of the acquired Person that will terminate upon completion of the Acquisition. An example of such an expense that may be excluded is the franchise fee under a franchise agreement that will be terminated upon completion of the Acquisition.

         "Eligible Assignee" means (a) a commercial bank organized under the laws of the United States, or any state thereof; (b) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic


AMENDED AND RESTATED CREDIT AGREEMENT                                    PAGE 7

Cooperation and Development (the "OECD"), or a political subdivision of any such country, and having a combined capital and surplus of at least $100,000,000, provided that such bank is acting through a branch or agency located in the country in which it is organized or another country which is also a member of the OECD; (c) a Person that is primarily engaged in the business of commercial banking and that is (i) a Subsidiary of a Lender, (ii) a Subsidiary of a Person of which a Lender is a Subsidiary, or (iii) a Person of which a Lender is a Subsidiary; or (d) a finance company, insurance company, other financial institution or fund, reasonably acceptable to the Agent, which has a combined capital and surplus in excess of $100,000,000, which is regularly engaged in making, purchasing or investing in loans of the Type proposed to be assigned to such assignee; provided, however, that no Eligible Assignee shall be an Affiliate or competitor of the Borrower, or an Affiliate of such competitor.

         "Eligible Real Property" means each parcel of real property and related improvements (a) that has been approved by the Agent in writing in its sole discretion, (b) the fee title interest of which is owned by the Borrower (provided that in connection with the parcel or real property located in Hillsboro, Washington County, Oregon , the Borrower's interest in the property may be a leasehold interest provided that the Agent receives a landlord's consent in a form acceptable to the Agent), (c) that is fully developed and improved and with respect to which there has been issued a certificate of occupancy, (d) in which the Agent, for the benefit of the Lenders, holds a first priority Deed of Trust to secure the Obligations, (e) with respect to which the Agent has obtained the Collateral Documents described in Section 5.3, (f) with respect to which the Approved Appraised Value has been established, and (g) that is not encumbered by any Liens other than Permitted Liens.

         "Environmental Claims" means all claims, however asserted, by any Governmental Authority or other Person alleging potential liability or responsibility for violation of any Environmental Law, or for release or injury to the environment or threat to public health, personal injury (including sickness, disease or death), property damage, natural resources damage, or otherwise alleging liability or responsibility for damages (punitive or otherwise), cleanup, removal, remedial or response costs, restitution, civil or criminal penalties, injunctive relief, or other type of relief, resulting from or based upon the presence, placement, discharge, emission or release (including intentional and unintentional, negligent and non-negligent, sudden or non-sudden, accidental or non-accidental, placement, spills, leaks, discharges, emissions or releases) of any Hazardous Material at, in or from property owned or in the possession or control of the Borrower, CHC or any Subsidiary.


AMENDED AND RESTATED CREDIT AGREEMENT                                    PAGE 8

         "Environmental Laws" means all federal, state or local laws, statutes, common law duties, rules, regulations, ordinances and codes, together with all administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authorities, in each case relating to environmental, health, safety and land use matters; including the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), the Clean Air Act, the Federal Water Pollution Control Act of 1972, the Solid Waste Disposal Act, the Federal Resource Conservation and Recovery Act, the Toxic Substance Control Act, and the Emergency Planning and Community Right-to-Know Act.

         "ERISA" means the Employee Retirement Income Security Act of 1974, and regulations promulgated thereunder.

         "ERISA Affiliate" means any trade or business (whether or not incorporated) under common control with the Borrower within the meaning of
Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

         "ERISA Event" means (a) a Reportable Event with respect to a Pension Plan; (b) a withdrawal by the Borrower, CHC or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations which is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by the Borrower, CHC or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization; (d) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under Section 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (e) an event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; or (f) the imposition of any liability under Title IV of ERISA, other than PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Borrower, CHC or any ERISA Affiliate.

         "Eurodollar Reserve Percentage" has the meaning specified in the definition of "LIBOR Rate."

         "Event of Default" means any of the events or circumstances specified in Section 9.1.


AMENDED AND RESTATED CREDIT AGREEMENT                                    PAGE 9

         "Event of Loss" means, with respect to any Eligible Real Property, any of the following: (a) any loss, destruction or damage of such property; (b) any pending or threatened institution of any proceedings for the condemnation or seizure of such property or for the exercise of any right of eminent domain; or
(c) any actual condemnation, seizure or taking, by exercise of the power of eminent domain or otherwise, of such property, or confiscation of such property or the requisition of the use of such property.

         "Exchange Act" means the Securities and Exchange Act of 1934, and regulations promulgated thereunder.

         "Federal Funds Rate" means, for any day, the rate set forth in the weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Bank of New York on the preceding Business Day opposite the caption "Federal Funds (Effective)"; or, if for any relevant day such rate is not so published on any such preceding Business Day, the rate for such day will be the arithmetic mean as determined by the Agent of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 a.m. (New York City time) on that day by each of three leading brokers of Federal funds transactions in New York City selected by the Agent.

         "Financial Covenants" means the financial covenants set forth in
Section 8.14.

         "Financial Transaction Liability" means (a) any overdraft on any account maintained by the Borrower with Agent, (b) liabilities owing by the Borrower to the Agent with respect to bank card services and (c) liabilities incurred by the Agent as a result of automated clearing house transactions for the account of the Borrower.

         "Fixed Charge Coverage Ratio" means the ratio of (a) for the applicable period, the sum of (i) EBITDA less (ii) an amount equal to 4% of the aggregate of all amounts which, in accordance with GAAP, would be included as gross revenue on a consolidated statement of income of CHC and its Subsidiaries arising out of or related to hotel or restaurant operations (including, without limitation, gross revenues from the lease or licensing of space in any of the hotels or restaurants of CHC and its Subsidiaries), to (b) for the applicable period, the sum of (i) scheduled payments of principal on Indebtedness of CHC and its Subsidiaries (including the portion of payments on capitalized leases allocable to principal, but excluding (A) mandatory prepayments of the Loans required under Section 2.6, and (B) balloon payments made with the proceeds of Indebtedness permitted pursuant to Section 8.5), whether or not made, (ii) Interest Expense, (iii) income and gross receipts taxes paid in cash or cash equivalents, (iv) dividends and distributions paid in cash or cash equivalents


AMENDED AND RESTATED CREDIT AGREEMENT                                    PAGE 10

(excluding distributions of cash made by the Borrower to CHC in an amount necessary to allow CHC to pay income and gross receipts taxes on the taxable income of the Borrower that is recognized by CHC for tax purposes), plus (v) payments made to redeem or otherwise acquire for value any partnership units of the Borrower or shares of capital stock of CHC or any warrants, rights or options to acquire such partnership units or shares.

         "FRB" means the Board of Governors of the Federal Reserve System, and any Governmental Authority succeeding to any of its principal functions.

         "Funded Debt Ratio" means the ratio of (a) the Indebtedness of CHC and its Subsidiaries as of the last day of the applicable period, to (b) EBITDA for the applicable period.

         "GAAP" means generally accepted accounting principles set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession), which are applicable to the circumstances at the applicable time.

         "Governmental Authority" means any nation or government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

         "Guaranty" means a guaranty executed by CHC and in favor Agent as agent for the Lenders pursuant to Section 5.1(l), in substantially the form of Exhibit C, together with all amendments thereto.

         "Guaranty Obligation" has the meaning specified in the definition of "Contingent Obligation."

         "Hazardous Materials" means all those substances that are regulated by, or which may form the basis of liability under, any Environmental Law, including all substances identified under any Environmental Law as a pollutant, contaminant, hazardous waste, hazardous constituent, special waste, hazardous substance, hazardous material, or toxic substance, or petroleum or petroleum-derived substance or waste.


AMENDED AND RESTATED CREDIT AGREEMENT                                    PAGE 11

         "Implied Debt Service" means the aggregate amount of annual principal and interest payments that would be required to fully amortize the aggregate amount of the outstanding principal balance of the Loans on the measurement date, assuming (a) an interest rate equal to the LIBOR Rate for an Interest Period of one month plus the applicable Interest Margin as of the last day of the calendar quarter preceding the measurement date, and (b) a 20-year amortization, with equal quarterly payments.

         "Implied Debt Service Coverage Cap" means the maximum outstanding aggregate principal balance of the Loans such that aggregate EBITDA from Eligible Real Property (measured on a trailing four-quarter basis) equals or exceeds Implied Debt Service by a ratio of 1.50:1.00.

         "Indebtedness" of any Person means, without duplication, (a) all indebtedness for borrowed money; (b) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (other than trade payables entered into in the ordinary course of business on ordinary terms); (c) all noncontingent reimbursement or payment obligations with respect to Surety Instruments; (d) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses; (e) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to property acquired by the Person (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property); (f) all obligation with respect to capital leases; (g) all net obligations with respect to Swap Contracts; (h) all reimbursement obligations under outstanding Letters of Credit; (i) all indebtedness referred to in clauses (a) through (g) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property (including accounts and contracts rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness; and (j) all Guaranty Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (a) through (g) above.

         "Indemnification Agreements" means the indemnification agreements executed by the Borrower in favor Agent as agent for the Lenders pursuant to
Section 5.3, in substantially the form of Exhibit D, together with all amendments thereto.

         "Indemnified Liabilities" has the meaning specified in Section 12.5.

         "Indemnified Person" has the meaning specified in Section 12.5.

         "Independent Auditor" has the meaning specified in Section 7.1(a).


AMENDED AND RESTATED CREDIT AGREEMENT                                    PAGE 12

         "Initial Credit Agreement" has the meaning specified in Recital A.

         "Insolvency Proceeding" means (a) any case, action or proceeding before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors, or (b) any general assignment for the benefit of creditors, composition, marshalling of assets for creditors, or other, similar arrangement in respect of its creditors generally or any substantial portion of its creditors; undertaken under U.S. Federal, state or foreign law, including the Bankruptcy Code.

         "Interest Coverage Ratio" means the ratio of (a) EBITDA for the applicable period, to (b) Interest Expense for the applicable period.

         "Interest Expense" means, for any applicable period, the aggregate consolidated interest expense (both cash and non-cash and determined without regard to original issue discount) of CHC and its Subsidiaries for such period, as determined in accordance with GAAP, including, to the extent allocable to interest expense in accordance with GAAP, (a) all other fees paid or owed with respect to the issuance or maintenance of Contingent Obligations (including letters of credit of CHC and its Subsidiaries), (b) net costs or benefit under Swap Contracts of CHC and its Subsidiaries and (c) the portion of any payments made in respect of obligations in respect of capitalized leases of CHC and its Subsidiaries allocable to interest expense.

         "Interest Margin" means the number of basis points per annum determined in accordance with the following matrix and based upon the quarterly financial statements of the Borrower provided to the Agent in accordance with the terms of this Agreement for the preceding fiscal quarter. Adjustments shall be made 45 days after the end of each fiscal quarter (when quarterly financial statements are required to be delivered to the Agent); provided, however, that if the Borrower has not delivered its financial statements for the previous fiscal quarter within 45 days of the end of such fiscal quarter, then the Interest Margin in effect for the previous fiscal quarter shall continue to apply unless the Agent exercises its right to impose interest at the default rate as provided for in this Agreement:

----------------------- ----------- ---------------- --------------- ----------------- --------------- ------------
        Level            Level I       Level II        Level III         Level IV         Level V       Level VI
----------------------- ----------- ---------------- --------------- ----------------- --------------- ------------
  Funded Debt Ratio       < 3.0      => 3.0 < 3.5     => 3.5 < 4.0     => 4.0 < 4.5     => 4.5 < 5.0     => 5.0
----------------------- ----------- ---------------- --------------- ----------------- --------------- ------------
   Reference Margin         0              0               25               50               75            100
----------------------- ----------- ---------------- --------------- ----------------- --------------- ------------
     LIBOR Margin          180            200             225              250              290            325
----------------------- ----------- ---------------- --------------- ----------------- --------------- ------------

         => means greater than or equal to
         < means less than



AMENDED AND RESTATED CREDIT AGREEMENT                                    PAGE 13

The margins set forth above shall apply unless there exists an Event of Default, in which case the Agent may elect to impose the default rate as provided for in this Agreement.

         "Interest Payment Date" means, as to any Loan other than a Base Rate Loan, the last day of each Interest Period applicable to such Loan and, as to any Base Rate Loan, the last Business Day of each calendar quarter and each date such Loan is converted into another Type of Loan; provided, however, that if any Interest Period for a LIBOR Rate Loan exceeds three months, the date that falls three months after the beginning of such Interest Period and after each Interest Payment Date thereafter is also an Interest Payment Date.

         "Interest Period" means, as to any LIBOR Rate Loan, the period commencing on the Interest Rate Election Date on which the Loan is made, converted into or continued as a LIBOR Rate Loan, and ending on the date one, two, three or six months thereafter as selected by the Borrower in its Interest Rate Notice; provided that:

                   (a) if any Interest Period would otherwise end on a day that is not a Business Day, that Interest Period shall be extended to the following Business Day unless, in the case of a LIBOR Rate Loan, the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the preceding Business Day;

                   (b) any Interest Period pertaining to a LIBOR Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

                   (c) no Interest Period shall extend beyond the Maturity Date.

         "Interest Rate Election Date" means any date as of which, under Section 2.5, the Borrower (a) obtains Loans, (b) converts Loans of one Type to another Type, or (c) continues as Loans of the same Type, but with a new Interest Period, Loans having Interest Periods expiring on such date.


AMENDED AND RESTATED CREDIT AGREEMENT                                    PAGE 14

         "Interest Rate Notice" means a notice in substantially the form of Exhibit E

         "IRS" means the Internal Revenue Service, and any Governmental Authority succeeding to any of its principal functions under the Code.

         "Lender" has the meaning specified in the introductory clause hereto.

         "Lending Office" means, as to any Lender, the office or offices of such Lender specified as its "Lending Office" or "Domestic Lending Office" or "LIBOR Lending Office," as the case may be, on Schedule 12.2, or such other office or offices as the Lender may from time to time notify the Borrower and the Agent.

         "Letter of Credit" means a stand-by letter of credit issued by the Agent pursuant to Section 3.2 hereof for the account of the Borrower.

         "Letter of Credit Usage" means as of any date of determination, the sum of (a) the aggregate face amount of all outstanding unmatured Letters of Credit, plus (b) the aggregate amount of all payments made by Agent under Letters of Credit and not yet reimbursed by the Borrower pursuant to Section 3.4 hereof.

         "LIBOR Rate" means, for any Interest Period, with respect to LIBOR Rate Loans comprising part of the same Borrowing, the rate of interest per annum (rounded upward to the next 1/16th of 1%) determined by the Agent as follows:

         LIBOR Rate  =                      LIBOR
                            ------------------------------------
                            1.00 - Eurodollar Reserve Percentage

Where,

                  "Eurodollar Reserve Percentage" means for any day for any Interest Period the maximum reserve percentage (expressed as a decimal, rounded upward to the next 1/100th of 1%) in effect on such day (whether or not applicable to any Lender) under regulations issued from time to time by the FRB for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding (currently referred to as "Eurocurrency liabilities"); and

                  "LIBOR" means the average offered rate for deposits in United States Dollars (rounded upwards, if necessary, to the nearest 1/16 of 1%) for delivery of such deposits on the first day of an Interest Period of a LIBOR Rate Loan, for the number of days comprised therein, which appears on the Telerate Screen LIBO Page as of 11:00 a.m., London


AMENDED AND RESTATED CREDIT AGREEMENT                                    PAGE 15
         time (or such other time as of which such rate appears) on the day that is two Business Days preceding the first day of the Interest Period or the rate for such deposits determined by the Agent at such time based on such other published service of general application as shall be selected by the Agent for such purpose; provided, that in lieu of determining the rate in the foregoing manner, the Agent may determine the rate based on rates offered to the Agent for deposits in United States Dollars (rounded upwards, if necessary, to the nearest 1/16 of 1%) in the interbank eurodollar market at such time for delivery on the first day of the Interest Period for the number of days comprised therein.

                  The LIBOR Rate shall be adjusted automatically as to all LIBOR Rate Loans then outstanding as of the effective date of any change in the Eurodollar Reserve Percentage.

         "LIBOR Rate Loan" means a Loan that bears interest based on the LIBOR Rate.

         "Lien" means any security interest, mortgage, deed of trust, pledge, hypothecation, assignment, charge or deposit arrangement, encumbrance, lien (statutory or other) or preferential arrangement of any kind or nature whatsoever in respect of any property (including those created by, arising under or evidenced by any conditional sale or other title retention agreement, the interest of a lessor under a capital lease, any financing lease having substantially the same economic effect as any of the foregoing, or the filing of any financing statement naming the owner of the asset to which such lien relates as debtor, under the Uniform Commercial Code or any comparable law) and any contingent or other agreement to provide any of the foregoing, but not including the interest of a lessor under an operating lease.

         "Loan" means an extension of credit by a Lender to the Borrower under
Article II, and may be a Base Rate Loan or a LIBOR Rate Loan (each, a "Type" of
Loan).

         "Loan Documents" means this Agreement, the Note, the Collateral Documents, the Guaranty, the Reimbursement Agreements, the Indemnification Agreements, the Commitment Letter and all other documents delivered to the Agent or any Lender in connection herewith.

         "Margin Stock" means "margin stock" as such term is defined in Regulation T, U or X of the FRB.


AMENDED AND RESTATED CREDIT AGREEMENT                                    PAGE 16

         "Material Adverse Effect" means (a) a material adverse change in, or a material adverse effect upon, the operations, business, properties, condition (financial or otherwise) or prospects of the Borrower or the Borrower, CHC and its Subsidiaries taken as a whole; (b) a material impairment of the ability of the Borrower, CHC or any Subsidiary to perform under any Loan Document and to avoid any Event of Default; or (c) a material adverse effect upon (i) the legality, validity, binding effect or enforceability against the Borrower, CHC or any Subsidiary of any Loan Document, or (ii) the perfection or priority of any lien granted under any of the Collateral Documents.

         "Maturity Date" means the earlier of (i) May 5, 2003 and (ii) the date the Obligations are accelerated pursuant to Section 9.2 hereof.

         "Multiemployer Plan" means a "multiemployer plan," within the meaning of Section 4001(a)(3) of ERISA, to which the Borrower, CHC or any ERISA Affiliate makes, is making, or is obligated to make contributions or, during the preceding three calendar years, has made, or been obligated to make, contributions.

         "Net Issuance Proceeds" means, as to any issuance of debt by any Person, cash proceeds and non-cash proceeds received or receivable by such Person in connection therewith, net of reasonable out-of-pocket costs and expenses paid or incurred in connection therewith in favor of any Person not an Affiliate of such Person.

         "Net Proceeds" means, as to any Disposition by a Person, proceeds in cash, checks or other cash equivalent financial instruments as and when received by such Person, net of: (a) the direct costs relating to such Disposition excluding amounts payable to such Person or any Affiliate of such Person, (b) sale, use or other transaction taxes paid or payable by such Person as a direct result thereof, and (c) the amount required to be applied to repay principal, interest and prepayment premiums and penalties on Indebtedness secured by a lien on the asset which is the subject of such Disposition to the extent such Lien is permitted hereunder. "Net Proceeds" shall also include proceeds paid on account of any Event of Loss, net of (x) all money actually applied to repair or reconstruct the damaged property or property affected by the condemnation or taking, (y) all of the costs and expenses reasonably incurred in connection with the collection of such proceeds, award or other payments, and (z) any amounts retained by or paid to parties having superior rights to such proceeds, awards or other payments. Notwithstanding the foregoing, "Net Proceeds" of a Disposition described in Section 8.2(a)(v) shall be an amount equal to the amount calculated in accordance with Section 8.2(a)(v)(A).


AMENDED AND RESTATED CREDIT AGREEMENT                                    PAGE 17

         "Nonrecourse Indebtedness" means Indebtedness with respect to which there is no recourse to any of the assets of the Borrower, CHC or any Subsidiary other than the assets encumbered by a Permitted Lien (as evidenced by documentation provided to and approved by the Agent), with customary exceptions to the nonrecourse nature of such Indebtedness approved by the Agent in writing, which approval shall not be unreasonably withheld.

         "Note" means a promissory note executed by the Borrower and payable to the Agent for the benefit of the Lenders pursuant to Section 2.4, in substantially the form of Exhibit F, together with all renewals and amendments thereto.

         "Notice of Borrowing" means a written or oral request for a Loan from the Borrower delivered to the Agent in the manner, at the time, and containing the information required by the terms of Section 2.2 hereof.

         "Obligation" means all advances, debts, liabilities, obligations, covenants and duties arising under any Loan, Letter of Credit or Loan Document owing by the Borrower, CHC or any Subsidiary to any Lender, the Agent, or any Indemnified Person, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising.

         "Organization Documents" means (a) for any limited partnership, the limited partnership agreement, the certificate of formation, and all applicable resolutions of the board of directors (or any committee thereof) of such limited partnership and (b) for any corporation, the certificate or articles of incorporation, the bylaws, any certificate of determination or instrument relating to the rights of preferred shareholders of such corporation, any shareholder rights or similar agreement, and all applicable resolutions of the board of directors (or any committee thereof) of such corporation.

         "Other Taxes" means any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Documents.

         "Participant" has the meaning specified in Section 12.8(d).

         "PBGC" means the Pension Benefit Guaranty Corporation, or any Governmental Authority succeeding to any of its principal functions under ERISA.

         "Pension Plan" means a pension plan (as defined in Section 3(2) of ERISA) subject to Title IV of ERISA which the Borrower sponsors, maintains, or to which it


AMENDED AND RESTATED CREDIT AGREEMENT                                    PAGE 18
makes, is making, or is obligated to make contributions, or in the case of a multiple employer plan (as described in Section 4064(a) of ERISA) has made contributions at any time during the immediately preceding five (5) plan years.

         "Permitted Liens" has the meaning specified in Section 8.1.

         "Person" means an individual, partnership, corporation, limited liability company, limited liability partnership, business trust, joint stock company, trust, unincorporated association, joint venture or Governmental Authority.

         "Plan" means an employee benefit plan (as defined in Section 3(3) of ERISA) which the Borrower sponsors or maintains or to which the Borrower makes, is making, or is obligated to make contributions and includes any Pension Plan.

         "Reference Rate" means, for any day, the rate of interest in effect for such day as publicly announced from time to time by U.S. Bank, as its "reference lending rate." The "reference lending rate" shall mean the rate announced by U.S. Bank from time to time as its reference lending rate for commercial loans within the United States (but is not intended to be the lowest rate of interest charged by U.S. Bank in connection with extensions of credit to debtors or any classification of debtors). Any change in the reference rate announced by U.S. Bank shall take effect at the opening of business on the day specified in the public announcement of such change.

         "Pro Rata Share" means, as to any Lender at any time, the percentage interest (expressed as a decimal, rounded to the ninth decimal place) at such time of such Lender in the combined Commitments of all Lenders.

         "Recourse Funded Debt Ratio" means the ratio of (a) the Indebtedness of CHC and its Subsidiaries as of the last day of the applicable period, excluding
(i) all Subordinated Debt, and (ii) all Nonrecourse Indebtedness, to (b) EBITDA for the applicable period, excluding all components of EBITDA arising from any property that is encumbered to secure the Indebtedness described in clauses (i) and (ii) above.

         "Reimbursement Agreement" has the meaning specified in Section 3.2(c).

         "Reportable Event" means, any of the events set forth in Section 4043(b) of ERISA or the regulations thereunder, other than any such event for which the 30-day notice requirement under ERISA has been waived in regulations issued by the PBGC.

         "Required Lenders" means at any time Lenders then holding in excess of 66 2/3% of the then aggregate unpaid principal amount of the Loans, or, if no such


AMENDED AND RESTATED CREDIT AGREEMENT                                    PAGE 19
principal amount is then outstanding, Lenders then having Pro Rata Shares greater than 66 2/3% of the Commitments.

         "Requirement of Law" means, as to any Person, any law (statutory or common), treaty, rule or regulation or determination of an arbitrator or of a Governmental Authority, in each case applicable to or binding upon the Person or any of its property or to which the Person or any of its property is subject.

         "Responsible Officer" means the chief executive officer or the president of the Borrower, or any other officer having substantially the same authority and responsibility; or, with respect to compliance with financial covenants, the chief financial officer or the treasurer of the Borrower, or any other officer having substantially the same authority and responsibility.

         "SEC" means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.

         "Security Agreements" means (a) the security agreements executed by the Borrower and CHC and in favor the Agent as agent for the benefit of the Lenders in connection with the Initial Credit Agreement, (b) the amended and restated security agreements executed by the Borrower and in favor of the Agent as agent for the benefit of the Lenders concurrently with the execution of this Agreement in the form of Exhibit G-1, and (c) the security agreements executed by CHC, WestCoast Hotels, Inc., PNW Holdings, Inc. and TicketsWest.com, Inc. and in favor of the Agent as agent for the benefit of the Lenders concurrently with the execution of this Agreement in the form of Exhibit G-2, together with all amendments thereto and restatements of the foregoing.

         "Solvent" means, as to any Person at any time, that (a) the fair value of the property of such Person is greater than the amount of such Person's liabilities (including disputed, contingent and unliquidated liabilities) as such value is established and liabilities evaluated for purposes of Section 101(31) of the Bankruptcy Code and, in the alternative, for purposes of the Washington Uniform Fraudulent Transfer Act; (b) the present fair saleable value of the property of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured; (c) such Person is able to realize upon its property and pay its debts and other liabilities (including disputed, contingent and unliquidated liabilities) as they mature in the normal course of business; (d) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature; and (e) such Person is not engaged in business or a transaction, and is not about to engage in


AMENDED AND RESTATED CREDIT AGREEMENT                                    PAGE 20
business or a transaction, for which such Person's property would constitute unreasonably small capital.

         "Subordinated Debt" shall mean Indebtedness of the Borrower or CHC which is subordinated to the Obligations of the Borrower, CHC and the Subsidiaries hereunder in right of payment, exercise of remedies or both, on terms and conditions agreed to in writing by the Agent and the Required Lenders.

         "Subsidiary" of a Person means any corporation, association, partnership, limited liability company, limited liability partnership, joint venture or other business entity of which more than 50% of the voting stock membership interests or other equity interests (in the case of Persons other than corporations), is owned or controlled directly or indirectly by the Person, or one or more of the Subsidiaries of the Person, or a combination thereof. Unless the context otherwise clearly requires, references herein to a "Subsidiary" refer to a Subsidiary of the Borrower.

         "Surety Instruments" means all letters of credit (including standby and commercial), banker's acceptances, bank guaranties, surety bonds and similar instruments.

         "Swap Contract" means any agreement (including any master agreement and any agreement, whether or not in writing, relating to any single transaction) that is an interest rate swap agreement, basis swap, forward rate agreement, commodity swap, commodity option, equity or equity index swap or option, bond option, interest rate option, forward foreign exchange agreement, rate cap, collar or floor agreement, currency swap agreement, cross-currency rate swap agreement, currency option or any other, similar agreement (including any option to enter into any of the foregoing).

         "Taxes" means any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender and the Agent, such taxes (including income taxes or franchise taxes) as are imposed on or measured by each Lender's net income by the jurisdiction (or any political subdivision thereof) under the laws of which such Lender or the Agent, as the case may be, is organized or maintains a lending office.

         "Title Insurance Policy" means an American Land Title Association extended coverage mortgagee's policy of title insurance (1992 form) insuring the validity and first priority (subject only to exceptions agreed to in writing by the Agent) of the lien of the applicable Deed of Trust against the real property described therein, in an amount equal to or greater than 60% of the Approved Appraised Value, and with such endorsements as the Agent deems necessary in its sole discretion, issued by a title


AMENDED AND RESTATED CREDIT AGREEMENT                                    PAGE 21
insurance company reasonably acceptable to the Agent, dated as of the date of the recording of such Deed of Trust, and in a form acceptable to the Agent.

         "Type" has the meaning specified in the definition of "Loan."

         "UCC" means the Uniform Commercial Code as in effect in the State of Washington.

         "Unfunded Pension Liability" means the excess of a Plan's benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of that Plan's assets, determined in accordance with the assumptions used for funding the Pension Plan pursuant to Section 412 of the Code for the applicable plan year.

         "United States" and "U.S." each means the United States of America.

         "U.S. Bank" means U.S. Bank National Association, a national banking association.

         "WestCoast Acquisition" means the acquisition by CHC for the benefit of the Borrower of (a) all of the issued and outstanding stock of PNW Holdings, Inc. and (b) all of the issued and outstanding stock of WestCoast Hotels, Inc. that is not owned by PNW Holdings, Inc. in accordance with the terms and conditions of that certain Stock Purchase Agreement dated as of December 17, 1999, entered into by and among CHC, Lisa Swanbeck-Johnson, Rodney D. Olson and
D. Michael Bashaw.

         1.2      Other Interpretive Provisions

         (a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

         (b) The words "hereof," "herein," "hereunder" and similar words refer to this Agreement as a whole and not to any particular provision of this Agreement; and subsection, Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

         (c) (i) The term "documents" includes any and all instruments, documents, agreements, certificates, indentures, notices and other writings, however evidenced.

             (ii) The term "including" is not limiting and means "including without limitation."


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

             (iii) In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including"; the words "to" and "until" each mean "to but excluding," and the word "through" means "to and including."

             (iv) The term "property" includes any kind of property or asset, real, personal or mixed, tangible or intangible.

         (d) Unless otherwise expressly provided herein, (i) references to agreements (including this Agreement) and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of any Loan Document, and (ii) references to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting the statute or regulation.

         (e) The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement.

         (f) This Agreement and other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters. All such limitations, tests and measurements are cumulative and shall each be performed in accordance with their terms.

         (g) This Agreement and the other Loan Documents are the result of negotiations among and have been reviewed by counsel to the Agent, the Borrower, CHC and the other parties, and are the products of all parties. Accordingly, they shall not be construed against the Lenders or the Agent merely because of the Agent's or Lenders' involvement in their preparation.

         (h) Each reference hereunder to Subsidiaries is effective at such time and to the extent that the Borrower has existing Subsidiaries (as defined herein).

         1.3      Accounting Principles

         (a) Unless the context otherwise clearly requires, all accounting terms not expressly defined herein shall be construed, and all financial computations required under this Agreement shall be made, in accordance with GAAP, consistently applied.

         (b) References herein to "fiscal year" and "fiscal quarter" refer to such fiscal periods of the Borrower or CHC (as the case may be).


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

         (c) In the event that GAAP changes during the term of this Agreement such that the Financial Covenants contained in Section 8.14 would then be calculated in a different manner or with different components or with components that are calculated differently, (i) the parties hereto agree to enter into negotiations with respect to amendments to this Agreement to conform those covenants as criteria for evaluating CHC's and its Subsidiaries' financial condition to substantially the same criteria as were effective prior to such change in GAAP, and (ii) the Borrower and CHC shall be deemed to be in compliance with the affected Financial Covenants contained in Section 8.14 during the 60 days following any change in GAAP if and to the extent that the Borrower would have been in compliance therewith under GAAP as in effect immediately before such change; provided, however, that this paragraph shall not be deemed to require the Borrower, the Agent or the Lenders to agree to modify any provision of this Agreement or any of the other Loan Documents to reflect any such change to GAAP and, if, after such 60 days, the parties, in their sole discretion, fail to reach agreement on such modifications, the terms of this Agreement will remain unchanged and the compliance by the Borrower and CHC with the Financial Covenants contained in Section 8.14 will be calculated in accordance with GAAP as in effect immediately before such change.

         1.5      Amendment and Restatement of Initial Credit Agreement

         Upon execution of this Agreement and the exhibits to this Agreement to be executed concurrently with the execution of this Agreement, and the satisfaction of the conditions precedent to the initial Funding under this Agreement, the Initial Credit Agreement shall be deemed amended and superseded in its entirety by this Agreement. All promissory notes signed by Borrower in connection with the Initial Credit Agreement shall be marked "renewed" and retained by the Agent until all of the Loans are repaid in full and the Lenders' commitments to advance additional Loans have terminated.

ARTICLE II. THE LOANS

         2.1      Revolving Line of Credit

         (a) Subject to the terms and conditions of this Agreement, each Lender hereby severally agrees to make loans (each such loan, a "Loan") to the Borrower from time to time on Business Days prior to the Maturity Date in amounts equal to such Lender's Pro Rata Share of each requested loan, provided that, after giving effect to any requested loan the aggregate of all Loans from such Lender will not exceed at any one time outstanding (a) such Lender's Pro Rata Share of the Commitment less (b) its Pro Rata Share of the Letter of Credit Usage. The Loans described in this


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

Section 2.1 constitute a revolving credit and within the amount and time specified, the Borrower may pay, prepay and reborrow. The amount of each Lender's Pro Rata Share of the Commitment is set forth in Schedule 2.1.

         (b) Upon not fewer than ten days' prior written notice to the Agent, the Borrower may elect to reduce the amount of the Commitment; provided, however that any such reduction in the Commitment shall be permanent.

         (c) The Loans advanced under this Agreement shall constitute a renewal of the loans outstanding under the Initial Credit Agreement.

         2.2      Manner of Borrowing

         For each requested Loan, the Borrower shall give the Agent a Notice of Borrowing specifying the date of a requested borrowing and the amount thereof. Borrower may give a written or oral Notice of Borrowing on the same day it wishes any Base Rate Loan to be made if said Notice of Borrowing is received by Agent no later than 10:00 a.m. (Seattle time) on the date of the requested borrowing. If the Borrower shall elect to have interest accrue on a Loan at a rate indexed to the LIBOR Rate by giving an Interest Rate Notice in respect of such borrowing, the Notice of Borrowing shall be given prior to 10:00 a.m. (Seattle time) on a Business Day at least three Business Days prior to the requested date of borrowing. Requests for borrowing, or confirmations thereof, received after the designated hour will be deemed received on the next succeeding Business Day. Each such Notice of Borrowing shall be irrevocable and shall be deemed to constitute a representation and warranty by Borrower that as of the date of such notice the statements set forth in Article VI are true and correct in all material respects and that no Default or Event of Default has occurred and is continuing. On receipt of a Notice of Borrowing, the Agent shall promptly notify each Lender by telephone, telex or facsimile of the date of the requested borrowing and the amount thereof. Each Lender shall before 12:00 noon (Seattle time) on the date of the requested borrowing, pay such Lender's Pro Rata Share of the aggregate principal amount of the requested borrowing in immediately available funds to the Agent at 1420 Fifth Avenue, Seattle, Washington 98101. Upon fulfillment to the Agent's satisfaction of the applicable conditions set forth in Article V, and after receipt by the Agent of such funds, the Agent will either (a) promptly make such funds available to the Borrower at a general checking account maintained by the Borrower at the Agent, or at such other place as may be designated by the Borrower in a writing delivered to the Agent; (b) if requested by the Borrower in writing to do so, will apply such funds against the Borrower's obligations to make payments of interest accruing under this Agreement, the Note or any other Loan


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

Document; or (c) at the Agent's election, apply such proceeds to the satisfaction of Borrower's obligations arising under Section 3.4.

         2.3      Agent's Right to Fund

         Unless the Agent shall have received notice from a Lender prior to 12:00 noon (Seattle time) on the date of any requested borrowing that such Lender will not make available to the Agent its Pro Rata Share of the requested Borrowing, the Agent may assume that such Lender has made such funds available to the Agent on the date such Loan is to be made in accordance with Section 2.2 hereof and the Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent that such Lender shall not have so made such portion available to the Agent, the Borrower and such Lender, jointly and severally, agree to pay to the Agent forthwith on demand such corresponding amount, together with interest thereon for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Agent, at (a) in the case of the Borrower, the interest rate applicable to such Loan and (b) in the case of such Lender, the Federal Funds Rate. Any such repayment by the Borrower shall be without prejudice to any rights it may have against a Lender that has failed to make available its funds for any requested borrowing. The failure of any Lender to make available its Pro Rata Share of a requested Borrowing shall not relieve any other Lender of any obligation hereunder to make available its Pro Rata Share of a requested Borrowing, but no Lender shall be responsible for the failure of any other Lender to make available such Lender's Pro Rata Share of a requested Borrowing.

         2.4      Loan Accounts

         The Loans made by each Lender shall be evidenced by the Note and one or more loan accounts or records maintained by such Lender in the ordinary course of business. The loan accounts or records maintained by the Agent and each Lender shall be conclusive absent manifest error of the amount of the Loans made by the Lenders to the Borrower and the interest and payments thereon. Any failure so to record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Loans. The Note is a renewal of the promissory note executed by the Borrower in connection with the Initial Credit Agreement, as well as all renewals thereof.

         2.5      Interest Rate Elections

         (a) The Borrower may, upon irrevocable written notice to the Agent in accordance with Section 2.5(b):


AMENDED AND RESTATED CREDIT AGREEMENT                                    PAGE 26

                   (i) elect, as of any Business Day, in the case of new LIBOR Rate Loans or any Base Rate Loans, or as of the last day of the applicable Interest Period, in the case of any existing LIBOR Rate Loans, to make or convert any such Loans (or any part thereof (A) in the case of a conversion to a LIBOR Rate Loan, in an amount not less than $1,000,000, or that is in an integral multiple of $100,000 in excess thereof or (B) in the case of a conversion to a Base Rate Loan, in an amount not less than $250,000) into Loans of any other Type; or

                  (ii) elect, as of the last day of the applicable Interest Period, to continue any Loans having Interest Periods expiring on such day (or any part thereof in an amount not less than $1,000,000, or that is in an integral multiple of $100,000 in excess thereof).

         (b) The Borrower shall deliver an Interest Rate Notice to be received by the Agent not later than 10:00 a.m. (Seattle time) at least (i) three Business Days in advance of the Interest Rate Election Date, if the Loans are to be made, converted into or continued as LIBOR Rate Loans; and (ii) one Business Day in advance of the Interest Rate Election Date, if the Loans are to be converted into Base Rate Loans, specifying:

                  (A) the proposed Interest Rate Election Date;

                  (B) the aggregate amount of Loans to be made, converted or renewed;

                  (C) the Type of Loans resulting from the proposed making, conversion or continuation; and

                  (D) other than in the case of Base Rate Loans, the duration of the requested Interest Period.

         (c) If the Borrower does not specify an interest rate election in any Notice of Borrowing, the Loans made pursuant to such Notice of Borrowing shall constitute Base Rate Loans.

         (d) If upon the expiration of any Interest Period applicable to LIBOR Rate Loans, the Borrower has failed to timely select a new Interest Period to be applicable to such LIBOR Rate Loans, or if any Default or Event of Default then exists, the Borrower shall be deemed to have elected to convert such LIBOR Rate Loans into Base Rate Loans effective as of the expiration date of such Interest Period.


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

         (e) the Agent will promptly notify each Lender of its receipt of an Interest Rate Notice, or, if no timely notice is provided by the Borrower, the Agent will promptly notify each Lender of the details of any automatic conversion. All conversions and continuations shall be made ratably according to the respective outstanding principal amounts of the Loans with respect to which the notice was given held by each Lender.

         (f) Unless the Required Lenders otherwise agree, during the existence of a Default or Event of Default, the Borrower may not elect to have a Loan made, converted into or continued as a LIBOR Rate Loan.

         (g) There may not be more than six different Interest Periods in effect at any time.

         2.6      Mandatory Prepayments of Loans

             (a) Asset Dispositions

         If the Borrower, CHC or any Subsidiary shall at any time or from time to time make or agree to make a Disposition then (i) the Borrower shall promptly notify the Agent of such proposed Disposition (including the amount of the estimated Net Proceeds to be received by the Borrower, CHC or such Subsidiary in respect thereof) and (ii) concurrently with receipt by the Borrower, CHC or the Subsidiary of the Net Proceeds of such Disposition, the Borrower shall prepay the Loans in an aggregate amount equal to the amount of such Net Proceeds; provided, however, that no such prepayment shall be required to the extent, in each case, such Net Proceeds are from the Disposition of personal property and are to be used within 90 days of receipt thereof to purchase replacement assets; provided further, that such prepayment shall be required only if (i) such Net Proceeds exceed $500,000 or (ii) the aggregate of all Net Proceeds theretofore received by the Borrower during the preceding 12 months and not reinvested or used to make a prepayment hereunder exceeds $500,000.

             (b) Event of Loss

         If the Borrower, CHC or any Subsidiary shall at any time or from time to time suffer an Event of Loss, then (i) the Borrower shall promptly notify the Agent of such Event of Loss (including the amount of the estimated Net Proceeds to be received by the Borrower, CHC or such Subsidiary in respect thereof) and
(ii) promptly upon, and in no event later than two Business Days after, receipt by the Borrower, CHC or the Subsidiary of the Net Proceeds of such Event of Loss, the Borrower shall either (i) prepay the Loans in an aggregate amount equal to the amount of such Net Proceeds or (ii) deposit an aggregate amount equal to the amount of such Net Proceeds into an


AMENDED AND RESTATED CREDIT AGREEMENT                                    PAGE 28
interest bearing blocked account maintained with the Agent pending release for usage by the Borrower in a manner, and during the time, specified in the proviso below; provided, however, that no such prepayment shall be required to the extent, in each case, such Net Proceeds are used within 90 days of receipt thereof to repair, replace or restore the assets, if any, relating to such Event of Loss.

             (c) Debt Issuance

         If the Borrower or CHC shall incur additional Indebtedness after the date of this Agreement (other than Indebtedness permitted under Section 8.5), the Borrower shall promptly notify the Agent of the estimated Net Issuance Proceeds of such issuance or incurrence to be received by the Borrower in respect thereof. Promptly upon, and in no event later than three days after, receipt by the Borrower of Net Issuance Proceeds of such issuance or incurrence, the Borrower shall prepay the Loans in an aggregate amount equal to the amount of such Net Issuance Proceeds.

             (d) General

         Any prepayments pursuant to this Section 2.6 shall be applied first to any Base Rate Loans then outstanding and then to LIBOR Rate Loans with the shortest Interest Periods remaining; provided, however, that if the amount of Base Rate Loans then outstanding is not sufficient to satisfy the entire prepayment requirement, the Borrower may, at its option, place any amounts which it would otherwise be required to use to prepay LIBOR Rate Loans on a day other than the last day of the Interest Period therefor in an interest-bearing account pledged to the Agent for the benefit of the Lenders until the end of such Interest Period at which time such pledged amounts will be applied to prepay such LIBOR Rate Loans. The Borrower shall pay, together with each prepayment under this Section 2.6, accrued interest on the amount prepaid and any amounts required pursuant to Section 4.4.

             (e) Reduction in Commitment

         Concurrently with the making of each mandatory prepayment pursuant to this Section 2.6, the amount of the Commitment shall be automatically and permanently reduced by an amount equal to the amount of the mandatory prepayment, and each Lender's Commitment shall be reduced proportionately based upon each Lender's Pro Rata Share.

         2.7      Repayment

         (a) The Borrower shall repay to the Lenders from time to time such amounts of principal as may be necessary to ensure that at all times the sum of the


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

then outstanding principal balance of all Loans and the Letter of Credit Usage is equal to or less than the lesser of (i) the amount of the then applicable Commitment or (ii) the Borrowing Base.

         (b) The Borrower shall repay the Loans in full, together with all accrued and unpaid interest thereon, on the Maturity Date.

         2.8      Interest

         (a) Each Loan shall bear interest on the outstanding principal amount thereof from the Closing Date at a rate per annum equal to the LIBOR Rate or the Base Rate, as the case may be (and subject to the Borrower's right to convert to other Types of Loans under Section 2.5), plus the Interest Margin.

         (b) Interest on each Loan shall be paid in arrears on each Interest Payment Date. Interest shall also be paid on the date of any prepayment of Loans under Section 2.6 for the portion of the Loans so prepaid and upon payment (including prepayment) in full thereof and, during the existence of any Event of Default, interest shall be paid on demand of the Agent at the request or with the consent of the Required Lenders.

         (c) Notwithstanding subsection (a) of this Section, while any Event of Default exists or after acceleration, the Borrower shall pay interest (after as well as before entry of judgment thereon to the extent permitted by law) on the principal amount of all outstanding Loans, at a rate per annum which is determined by adding 2% per annum to the Interest Margin then in effect for such Loans.

         (d) Anything herein to the contrary notwithstanding, the obligations of the Borrower to any Lender hereunder shall be subject to the limitation that payments of interest and late charges shall not be required, for any period for which interest is computed hereunder, to the extent (but only to the extent) that contracting for or receiving such payment by such Lender would be contrary to the provisions of any law applicable to such Lender limiting the highest rate of interest that may be lawfully contracted for, charged or received by such Lender, and in such event the Borrower shall pay such Lender interest at the highest rate permitted by applicable law.

         2.9      Agency and Underwriting Fees

         The Borrower shall pay underwriting fees to the Agent as required by the Commitment Letter. In addition, the Borrower shall pay to the Agent for the benefit of the Agent an agency fee in the amount of $15,000 on May 5 of each year, commencing on May 5, 2000.


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

         2.10     Commitment Fees

         On the last day of each fiscal quarter during the term of the Loans, and on the date that the Loans are repaid in full and the Commitments are terminated upon the election of the Borrower pursuant to Section 2.1(c) or as otherwise provided in this Agreement, Borrower shall pay to the Agent for the ratable benefit of the Lenders commitment fees in the amount equal to Commitment Fee Percentage per annum of the sum of (i) the average unused portion of the Commitment during each period, to be calculated based upon the amount of the Commitment during such period, less (ii) the sum of the average outstanding principal balance of all Loans and the Letter of Credit Usage during such period. The fee paid pursuant to this Section 2.10 shall be deemed fully earned when due and non-refundable when paid without regard to any voluntary or involuntary prepayment of the Loans (or any portion thereof), the failure to satisfy the conditions of lending or the termination of any Commitment.

         2.11     Late Charge

         If any payment of principal or interest required under any of the Loans is five days or more past due, the Borrower will be charged, for the ratable benefit of the Lenders, a late charge of 5% of the delinquent payment or $5, whichever is greater, for each such late payment. The five-day period provided for herein shall not be construed as a waiver of any Default or Event of Default resulting from any late payment under any of the Loans.

         2.12     Computation of Interest and Fees

         (a) All computations of interest and commitment fees shall be made on the basis of a year of 360 days and actual days elapsed. Interest and commitment fees shall accrue during each period during which interest or commitment fees are computed from the first day thereof to the last day thereof.

         (b) Each determination of an interest rate by the Agent shall be conclusive and binding on the Borrower and the Lenders in the absence of manifest error. The Agent will, at the request of the Borrower or any Lender, deliver to the Borrower or the Lender, as the case may be, a statement showing the quotations used by the Agent in determining any interest rate and the resulting interest rate.

         2.13     Payments by the Borrower

         (a) All payments to be made by the Borrower shall be made without set-off, recoupment or counterclaim. Except as otherwise expressly provided herein, all payments by the Borrower shall be made to the Agent for the account of the Lenders


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

at the Agent's Payment Office, and shall be made in dollars and in immediately available funds, no later than 10:00 a.m. (Seattle time) on the date specified herein. The Agent will promptly distribute to each Lender its Pro Rata Share (or other applicable share so expressly provided herein) of such payment in like funds as received. Any payment received by the Agent later than 10:00 a.m. (Seattle time) shall be deemed to have been received on the following Business Day and any applicable interest or fee shall continue to accrue.

         (b) Subject to the provisions set forth in the definition of "Interest Period" herein, whenever any payment is due on a day other than a Business Day, such payment shall be made on the following Business Day, and such extension of time shall in such case be included in the computation of interest or fees, as the case may be.

         (c) Unless the Agent receives notice from the Borrower prior to the date on which any payment is due to the Lenders that the Borrower will not make such payment in full as and when required, the Agent may assume that the Borrower has made such payment in full to the Agent on such date in immediately available funds and the Agent may (but shall not be so required), in reliance upon such assumption, distribute to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent the Borrower has not made such payment in full to the Agent, each Lender shall repay to the Agent on demand such amount distributed to such Lender, together with interest thereon at this Federal Funds Rate for each day from the date such amount is distributed to such Lender until the date repaid.

         (d) Any payment made by the Borrower hereunder shall be applied first, against any Financial Transaction Liability of the Borrower owing to the Agent; second, against fees, expenses and indemnities due hereunder or under any other Loan Document; third, against interest due on matured obligations in respect of any Letter of Credit, if any; fourth, against interest due on amounts in default on any Loan, if any; fifth, against interest due on any Loan; sixth, against matured obligations in respect of any Letter of Credit, if any; seventh, against Loan principal amounts in default; and eighth, against Loan principal.

         2.14     Sharing of Payments, Etc.

         If, other than as expressly provided elsewhere herein, any Lender shall obtain on account of the Loans made by it any payment (whether voluntary, involuntary, through this exercise of any right of set-off, or otherwise) in excess of its Pro Rata Share, such Lender shall immediately (a) notify the Agent of such fact, and (b) purchase from the other Lenders such participations in the Loans made by them as


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

shall be necessary to cause such purchasing Lender to share the excess payment pro rata with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from the purchasing Lender, such purchase shall to that extent be rescinded and each other Lender shall repay to the purchasing Lender the purchase price paid therefor, together with an amount equal to such paying Lender's ratable share (according to the proportion of (a) the amount of such paying Lender's required repayment to (b) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Borrower agrees that any Lender so purchasing a participation from another Lender may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off, but subject to Section 12.9) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation. The Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this Section and will in each case notify the Lenders following any such purchases or repayments.

         2.15     Security

         All Obligations of the Borrower, CHC and the Subsidiaries under this Agreement, the Note and all other Loan Documents shall be secured in accordance with the Collateral Documents.

         2.16     Borrowing Base

         (a) The sum of (i) the outstanding balance of principal of the Loans, plus (ii) the Letter of Credit Usage shall at no time exceed an amount equal to the Borrowing Base.

         (b) The Borrower shall submit to U.S. Bank a calculation of the Borrowing Base (i) within 45 days of the end of each fiscal quarter of the Borrower as of the last day of such fiscal quarter and (ii) with each Notice of Borrowing for Loans in excess of $4,000,000 in the aggregate or request for the issuance of a Letter of Credit in a face amount in excess of $4,000,000.

         (c) If at any time the sum of (i) the outstanding balance of principal of the Loans, plus (ii) the Letter of Credit Usage shall exceed the Borrowing Base, the Borrower shall repay such outstanding portion of the Loans in an amount equal to such excess within one Business Day. The Borrower's failure to do so shall constitute an Event of Default.


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

         2.17         No Prepayment Charges

         Except as provided in Section 4.4, the Borrower may pay or prepay any Loan without charge.

ARTICLE III. LETTERS OF CREDIT

         3.1          Letters of Credit

         Upon the Borrower's request prior to the Maturity Date, the Agent shall issue one or more standby letters of credit for the Borrower's account in accordance with the terms and conditions of this Section 3.

         3.2          Manner of Requesting Letters of Credit

         (a) From time to time prior to the Maturity Date, the Borrower may request that the Agent issue standby letters of credit for the Borrower's account or extend or renew any existing Letters of Credit. Each such request will be made by delivering a written request for the issuance, extension or renewal of such a letter of credit to the Agent not later than 12:00 noon (Seattle time) one Business Day prior to the date a new letter of credit is to be issued or an existing Letter of Credit is to be extended or renewed. Each such request shall be deemed to constitute a representation and warranty by the Borrower that as of the date of such request, the representations and warranties set forth in Article V are true and correct and that no Default or Event of Default has occurred and is continuing. Each such request shall specify the face amount of the requested letter of credit, the proposed date of expiration for such letter of credit, the name of the intended beneficiary thereof, and whether such letter of credit is an extension or renewal of a Letter of Credit.

         (b) Each letter of credit requested hereunder (i) shall be in a face amount such that after issuance of such letter of credit, the Letter of Credit Usage does not exceed $5,000,000; (ii) shall be in a face amount such that after issuance of such letter of credit, the sum of the Letter of Credit Usage and the then outstanding principal balance of the Loans does not exceed an amount equal to the Commitment; and (iii) shall have an expiration date not later than the Maturity Date.

         (c) At the request of the Agent, the Borrower shall execute a letter of credit application and reimbursement agreement ("Reimbursement Agreement"), in the standard form then used by the Agent, in respect of each letter of credit requested hereunder.


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

         (d) Subject to the satisfaction of the conditions precedent set forth in Section 4 and the Borrower's compliance with the terms of this Section 3.2, the Agent shall issue and deliver the requested letter of credit to the Borrower or to the Borrower's designated beneficiary at such address as the Borrower may specify. New Letters of Credit and extensions or renewals of any existing Letters of Credit shall contain terms and conditions customarily included in the Agent's letters of credit and shall otherwise be in a form acceptable to the Agent.

         (e) For each Letter of Credit issued by the Agent hereunder, the Borrower shall pay on the date such Letter of Credit is issued (i) to the Agent for the ratable benefit of the Lenders, a letter of credit fee in a per annum amount equal to the number of basis points of the face amount of the Letter of Credit equal to the Interest Margin applicable to LIBOR Rate Loans as of the date of the issuance of the Letter of Credit and (ii) to the Agent for its own account an administrative fee equal to ten basis points of the face amount of the Letter of Credit.

         (f) In the event of any conflict between the terms of any Reimbursement Agreement and the terms of this Agreement, the terms of this Agreement shall control.

         3.3          Indemnification; Increased Costs

         (a) The Borrower agrees to indemnify the Agent on demand for any and all costs, expenses, or damages incurred by the Agent, directly or indirectly, arising out of the issuance of any Letter of Credit, including, without limitation, any costs of maintaining reserves in respect thereof and any premium rates imposed by the Federal Deposit Insurance Corporation in connection therewith. A certificate as to such costs, expenses or damages submitted to the Borrower by the Agent shall be final, conclusive and binding, absent manifest error.

         (b) If at any time after the date hereof the introduction of or any change in applicable law, rule, or regulation or in the interpretation or the administration thereof by any Government Authority charged with the interpretation or administration thereof, or compliance by the Agent with any requests directed by any such Government Authority (whether or not having the force of law) shall, with respect to any Letter of Credit, subject the Agent to any Tax or impose, modify or deem applicable any reserve, special deposit or similar requirements against assets of, deposits with or for the account of, credit extended by the Agent or shall impose on the Agent any other conditions affecting the Letters of Credit and the result of any of the foregoing is to increase the cost to the Agent of issuing a Letter of Credit or to reduce the amount of any sum received or receivable by the Agent hereunder with respect to the Letters of Credit, then, upon demand by the Agent, the Borrower shall


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

pay to the Agent such additional amount or amounts as will compensate the Agent for such increased cost or reduction. A certificate submitted to the Borrower by the Agent setting forth the basis for the determination of such additional amount or amounts shall be final, conclusive and binding, absent manifest error.

         (c) The Borrower agrees to indemnify and hold the Agent harmless from and against any and all (i) Taxes and other fees payable in connection with Letters of Credit or the provisions of this Agreement relating thereto, and (ii) any and all actions, claims, damages, losses, liabilities, fines, penalties, costs and expenses of every nature, including reasonable attorneys' fees, suffered or incurred by the Agent otherwise arising out of or relating to this
Article III, or any Letter of Credit; provided, however, said indemnification shall not apply to the extent that any such action, claim, damage, loss, liability, fine, penalty, cost or expense arises solely out of or is based solely upon the Agent's willful misconduct or gross negligence.

         3.4          Payment by the Borrower

         The Borrower agrees to fully reimburse the Agent for all amounts paid under any Letter of Credit together with interest thereon at the rate applicable to Base Rate Loans from the date such payment is made until the date the Agent notifies the Borrower that such payment was made. Such reimbursement shall be made in immediately available funds to Agent at 1420 Fifth Avenue, Seattle, Washington 98101 not later than 12:00 noon (Seattle time) on the date the Borrower is first notified by the Agent that payment has been made under the Letter of Credit; provided, that, if the Agent so elects pursuant to the terms of Section 9.2, following the occurrence of an Event of Default, the face amount of each Letter of Credit shall become immediately due and payable. If the Borrower should default in its obligations to reimburse the Agent or to make any other payment required hereunder, (i) interest shall accrue on the unpaid amount thereof at the rate applicable to Base Rate Loans during the existence of an Event of Default from the date such amount becomes due and payable until payment in full by the Borrower; and (ii) the Agent, in its sole discretion, may deem such default to constitute a Notice of Borrowing for the amount of the unreimbursed obligation together with accrued interest thereon, and, subject to the terms and conditions hereof, may advance a Loan to the Borrower and immediately apply the proceeds thereof in satisfaction of the Borrower's obligations under this Section 3.4. Interest on unpaid amounts shall be calculated on the basis of a year of 360 days and actual days elapsed.


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

ARTICLE IV. TAXES, YIELD PROTECTION AND ILLEGALITY

         4.1          Taxes

         (a) Any and all payments by the Borrower to each Lender or the Agent under this Agreement and any other Loan Document shall be made free and clear of, and without deduction or withholding for any Taxes. In addition, the Borrower shall pay all Other Taxes.

         (b) The Borrower agrees to indemnify and hold harmless each Lender and the Agent for the full amount of Taxes or Other Taxes (including any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section) paid by the Lender or the Agent and any liability (including penalties, interest, additions to tax and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. Payment under this indemnification shall be made within 30 days after the date the Lender or the Agent makes written demand therefor.

         (c) If the Borrower shall be required by law to deduct or withhold any Taxes or Other Taxes from or in respect of any sum payable hereunder to any Lender or the Agent, then:

                   (i) the sum payable shall be increased as necessary so that after making all required deductions and withholdings (including deductions and withholdings applicable to additional sums payable under this Section) such Lender or the Agent, as the case may be, receives an amount equal to the sum it would have received had no such deductions or withholdings been made;

                   (ii) the Borrower shall make such deductions and withholdings;

                   (iii) the Borrower shall pay the full amount deducted or withheld to the relevant taxing authority or other authority in accordance with applicable law; and

                   (iv) the Borrower shall also pay to each Lender or the Agent for the account of such Lender, at the time interest is paid, all additional amounts which the respective Lender specified as necessary to preserve the after-tax yield the Lender would have received if such Taxes or Other Taxes had not been imposed.

         (d) Within 30 days after the date of any payment by the Borrower of Taxes or Other Taxes, the Borrower shall furnish the Agent the original or a certified copy of


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

a receipt evidencing payment thereof, or other evidence of payment satisfactory to the Agent.

         (e) If the Borrower is required to pay additional amounts to any Lender or the Agent pursuant to subsection (c) of this Section, then such Lender shall use reasonable efforts (consistent with legal and regulatory restrictions) to change the jurisdiction of its Lending Office so as to eliminate any such additional payment by the Borrower which may thereafter accrue, if such change in the judgment of such Lender is not otherwise disadvantageous to such Lender.

         4.2          Illegality

         (a) If any Lender determines that the introduction of any Requirement of Law, or any change in any Requirement of Law, or in the interpretation or administration of any Requirement of Law, has made it unlawful, or that any central bank or other Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make LIBOR Rate Loans, then, on notice thereof by the Lender to the Borrower through the Agent, any obligation of that Lender to make LIBOR Rate Loans shall be suspended until the Lender notifies the Agent and the Borrower that the circumstances giving rive to such determination no longer exist.

         (b) If a Lender determines that it is unlawful to maintain any LIBOR Rate Loan, the Borrower shall, upon its receipt of notice of such fact and demand from such Lender (with a copy to the Agent), prepay in full such LIBOR Rate Loans of that Lender then outstanding, together with interest accrued thereon and amounts required under Section 4.4, either on the last day of the Interest Period thereof, if the Lender may lawfully continue to maintain such LIBOR Rate Loans to such day, or immediately, if the Lender may not lawfully continue to maintain such LIBOR Rate Loan. If the Borrower is required to so prepay any LIBOR Rate Loan, then concurrently with such prepayment, the Borrower shall borrow from the affected Lender, in this amount of such repayment, a Base Rate Loan.

         (c) If the obligation of any Lender to make or maintain LIBOR Rate Loans has been so terminated or suspended, the Borrower may elect, by giving notice to the Lender through the Agent that all Loans which would otherwise be made by the Lender as LIBOR Rate Loans shall be instead Base Rate Loans.

         (d) Before giving any notice to the Agent under this Section, the affected Lender shall designate a different Lending Office with respect to its LIBOR Rate Loans if such designation will avoid the need for giving such notice or making such demand and will not, in the judgment of the Lender, be illegal or otherwise disadvantageous to the Lender.


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

         4.3          Increased Costs and Reduction of Return

         (a) If any Lender determines that, due to either (i) the introduction of or any change in or in the interpretation of any law or regulation or (ii) the compliance by that Lender with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), there shall be any increase in the cost to such Lender of agreeing to make or making, funding or maintaining any LIBOR Rate Loans, then the Borrower shall be liable for, and shall from time to time, upon demand (with a copy of such demand to be sent to the Agent), pay to the Agent for the account of such Lender, additional amounts as are sufficient to compensate such Lender for such increased costs.

         (b) If any Lender shall have determined that (i) the introduction of any Capital Adequacy Regulation, (ii) any change in any Capital Adequacy Regulation, (iii) any change in the interpretation or administration of any Capital Adequacy Regulation by any central bank or other Governmental Authority charged with the interpretation or administration thereof, or (iv) compliance by the Lender (or its Lending Office) or any corporation controlling the Lender with any Capital Adequacy Regulation, affects or would affect the amount of capital required or expected to be maintained by the Lender or any corporation controlling the Lender and (taking into consideration such Lender's or such corporation's policies with respect to capital adequacy and such Lender's desired return on capital) determines that the amount of such capital is increased as a consequence of its Commitment, loans, credits or obligations under this Agreement, then, upon demand of such Lender to the Borrower through the Agent, the Borrower shall pay to the Lender, from time to time as specified by the Lender, additional amounts sufficient to compensate the Lender for such increase.

         4.4          Funding Losses

         The Borrower shall reimburse each Lender and hold each Lender harmless from any loss or expense which the Lender may sustain or incur as a consequence of:

         (a) the failure of the Borrower to make on a timely basis any payment of principal of any LIBOR Rate Loan;

         (b) the failure of the Borrower to borrow the Loans as requested in a Borrowing Notice, or to continue or convert a Loan after the Borrower has given (or is deemed to have given) an Interest Rate Notice;


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

         (c) the prepayment (including pursuant to Section 2.6) or other payment (including after acceleration thereof) of a LIBOR Rate Loan on a day that is not the last day of the relevant Interest Period; or

         (d) the automatic conversion under Section 2.5 of any LIBOR Rate Loan to a Base Rate Loan on a day that is not the last day of the relevant Interest Period; including any such loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain its LIBOR Rate Loans or from fees payable to terminate the deposits from which such funds were obtained. For purposes of calculating amounts payable by the Borrower to the Lenders under this Section and under Section 4.3(a), each LIBOR Rate Loan made by a Lender (and each related reserve, special deposit or similar requirement) shall be conclusively deemed to have been funded at the LIBOR used in determining the LIBOR Rate for such LIBOR Rate Loan by a matching deposit or other borrowing in the interbank eurodollar market for a comparable amount and for a comparable period, whether or not such LIBOR Rate Loan is in fact so funded.

         4.5          Inability to Determine Rates

         If the Agent determines that for any reason adequate and reasonable means do not exist for determining the LIBOR Rate for any requested Interest Period with respect to a proposed LIBOR Rate Loan, or that the LIBOR Rate applicable pursuant to Section 2.8(a) for any requested Interest Period with respect to a proposed LIBOR Rate Loan does not adequately and fairly reflect the cost to any Lender of funding such Loan, the Agent will promptly so notify the Borrower and each Lender. Thereafter, the obligation of the Lenders to make or maintain LIBOR Rate Loans hereunder shall be suspended until the Agent revokes such notice in writing. Upon receipt of such notice, the Borrower may revoke any Interest Rate Notice then submitted by it. If the Borrower does not revoke such Notice, the Lenders shall make, convert or continue the Loans, as proposed by the Borrower, in the amount specified in the applicable notice submitted by the Borrower, but such Loans shall be made, converted or continued as Base Rate Loans instead of LIBOR Rate Loans.

         4.6          Certificates of Lenders

         Any Lender claiming reimbursement or compensation under this Article IV shall deliver to the Borrower (with a copy to the Agent) a certificate setting forth in reasonable detail the amount payable to the Lender hereunder and such certificate shall be conclusive and binding on the Borrower in the absence of manifest error.


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


         4.7          Survival

         The agreements and obligations of the Borrower in this Article IV shall survive this payment of all other Obligations.

ARTICLE V. CONDITIONS PRECEDENT

         5.1          Conditions of Initial Loans

         The obligation of each Lender to make the initial advance to the Borrower under the Loans hereunder or the obligation of the Agent to issue the first Letter of Credit is subject to the condition that the Agent has received on or before the Closing Date all of the following, in form and substance satisfactory to the Agent and each Lender, and with sufficient copies for each
Lender:

                      (a)              Credit Agreement and Note

         This Agreement and the Note duly executed by each party thereto;

                      (b)              Resolutions; Incumbency

                   (i) Copies of the resolutions of the board of directors or other governing body of the Borrower, CHC and each Subsidiary that may become party to a Loan Document authorizing the transactions contemplated hereby, certified as of the Closing Date by the Secretary or an Assistant Secretary of such Person; provided that the resolutions of PNW Holdings, Inc., WestCoast Hotels, Inc. and TicketsWest.com, Inc. shall be delivered to the Agent within five Business Days of the closing of the WestCoast Acquisition; and

                  (ii) A certificate of the Secretary or Assistant Secretary of the Borrower, CHC and each Subsidiary that may become party to a Loan Document certifying the names and true signatures of the officers of the Borrower, CHC or such Subsidiary authorized to execute, deliver and perform, as applicable, this Agreement, and all other Loan Documents to be delivered by it hereunder;

                      (c)              Organization Documents; Good Standing

         Each of the following documents:

                   (i) the Organization Documents of the Borrower, CHC and each Subsidiary party to any Loan Document as in effect on the Closing Date,


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

         certified by the Secretary or Assistant Secretary of the Borrower, CHC or such Subsidiary as of the Closing Date; and

                  (ii) a good standing certificate for the Borrower, CHC and each Subsidiary party to any Loan Document from the Secretary of State (or similar, applicable Governmental Authority) of its state of organization and each state where the Borrower, CHC or such Subsidiary is qualified to do business as a foreign entity as of a recent date;

                      (d)              Legal Opinions

         An opinion of counsel to the Borrower and CHC and each Subsidiary party to any Loan Document as in effect on the Closing Date, addressed to the Agent and the Lenders, substantially in the form of Exhibit H, as well as an opinion of Riddell Williams addressed to the Agent and in a form acceptable the Agent;

                      (e)              Payment of Fees

         Evidence of payment by the Borrower of all accrued and unpaid fees, costs and expenses to the extent then due and payable on the Closing Date, together with Attorney Costs of U.S. Bank to the extent invoiced prior to or on the Closing Date; including any such costs, fees and expenses arising under or referenced in Sections 2.9 and 12.4;

                      (f)              Collateral Documents

         The Collateral Documents, executed by the Borrower, CHC and each Subsidiary, in appropriate form for recording, where necessary (provided that the Collateral Documents to be executed by PNW Holdings, Inc., WestCoast Hotels, Inc. and TicketsWest.com, Inc. shall be delivered to the Agent within five Business Days of the closing of the WestCoast Acquisition), together with:

                   (i) acknowledgment copies of all UCC- 1 financing statements filed, registered or recorded to perfect the security interests of the Agent for the benefit of the Lenders, or other evidence satisfactory to the Agent that there has been filed, registered or recorded all financing statements and other filings, registrations and recordings necessary and advisable to perfect the Liens of the Agent for the benefit of the Lenders in accordance with applicable law;

                  (ii) written advice relating to such lien and judgment searches as the Agent shall have requested, and such termination statements or other


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

         documents as may be necessary to confirm that the Collateral is subject to no other Liens in favor of any Persons (other than Permitted Liens);

                   (iii) funds sufficient to pay any filing or recording tax or fee in connection with any and all UCC- 1 financing statements;

                   (iv) such consents, estoppels, subordination agreements and other documents and instruments executed by landlords, tenants, franchisors, licensors and other Persons party to material contracts relating to any Collateral as to which the Agent shall be granted a Lien for the benefit of the Lenders, as requested by the Agent or any Lender;

                   (v) evidence that all other actions necessary or, in the opinion of the Agent or the Lenders, desirable, to perfect and protect the first priority security interest created by the Collateral Documents and to enhance the Agent's ability to preserve and protect its interests in and access to the Collateral, have been taken;

                   (vi) amendments to all Deeds of Trust heretofore executed and delivered to the Agent, which amendments shall be substantially in the form of Exhibit I;

                   (vii) the issuance of such endorsements to each Title Insurance Policy heretofore issued in connection with the Deeds of Trust as the Agent deems necessary in its sole discretion, issued by a title insurance company reasonably acceptable to the Agent, dated as of the date of the recording of the amendment to each Deed of Trust, and in a form acceptable to the Agent; and

                   (viii) within five Business Days of the closing of the WestCoast Acquisition, the original stock certificates representing all of the issued and outstanding stock of WestCoast Hotels, Inc., PNW Holdings, Inc. and TicketsWest.com, Inc., together with an assignment separate from certificate in a form designated by the Agent for each such certificate.

                      (g)              Insurance Policies

         Standard lenders' payable endorsements and insurance certificates with respect to the insurance policies or other instruments or documents evidencing insurance coverage on the properties of the Borrower in accordance with Section 7.6;


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

                      (h)              Certificate

         A certificate signed by a Responsible Officer, dated as of the Closing Date, stating that:

                   (i) the representations and warranties contained in Article VI are true and correct on and as of such date, as though made on and as of such date;

                   (ii) no Default or Event of Default exists or would result from making the requested Loans or the issuance of the requested Letter of Credit; and

                   (iii) there has occurred since September 30, 1999, no event or circumstance that has resulted or could reasonably be expected to result in a Material Adverse Effect;

                   (i)      Compliance Certificate

         A Compliance Certificate signed by a Responsible Officer, dated as of the Closing Date;

                  (j)      WestCoast Acquisition

         Evidence acceptable to the Agent that concurrently with the initial advance to the Borrower under the Loans, CHC will have completed WestCoast Acquisition for the benefit of the Borrower on such terms and conditions and pursuant to such agreements and other documents as are acceptable to the Agent and the Lenders;

                  (k)      Notice of Borrowing; Reimbursement Agreement

         A Notice of Borrowing (in the case of requested Loans) or a request for a Letter of Credit and a Reimbursement Agreement (in the case of a requested Letter of Credit) executed by the Borrower, and in each such case calculating the Borrowing Base;

                  (l)      Guaranty

         The Guaranty duly executed by CHC, which Guaranty shall be in addition to the guaranty executed and delivered by CHC in connection with the Initial Credit Agreement;


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

                      (m)              Other Documents

         Such other approvals, opinions, documents or materials as the Agent or any Lender may request;

                      (n)              Payment of Indebtedness

              (i) Payment in full of all Indebtedness of WestCoast Hotels, Inc. and all Persons who will be Affiliates of WestCoast Hotels, Inc. immediately following the completion the WestCoast Acquisition to U.S. Bank and cancellation of any outstanding commitments to advance additional Indebtedness to any such Persons; and

              (ii) Evidence that all other Indebtedness not permitted by Section
         8.5 has been paid in full;

                      (o)              Eligible Real Property

         All Collateral Documents for not fewer than four parcels of Eligible Real Property;

                      (p)              Pro Forma Statements

         Pro forma financial statements of the Borrower and CHC and pro forma calculations of the Financial Covenants reflecting completion of the WestCoast Acquisition in form and substance acceptable to the Agent and the Lenders, as well as an opinion rendered by the Independent Auditor with respect to such pro forma financial statements in form and substance acceptable to the Agent and the Lenders.

                      (q)              Interest Rate Protection

         Interest rate protection products as described in Section 7.16.

         5.2          Conditions to Subsequent Loans

         The obligation of each Lender to make Loans to the Borrower, the Agent to issue a Letter of Credit, or the Lenders to continue or convert any Loan under Section 2.5 after the initial Loans have been advanced or the initial issuance of a Letter of Credit hereunder is subject to the satisfaction of the following conditions precedent on the applicable date:


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


                    (a)                 Interest Rate Notice

         In the case of a conversion of a Loan into another Type of Loan or the continuation of an interest rate election as of the end of an Interest Period, the Agent shall have received an Interest Rate Notice executed by the Borrower;


                    (b)                 Notice of Borrowing; Reimbursement
                                        Agreement

         The Agent shall have received, duly executed by the Borrower, a Notice of Borrowing (in the case of requested Loans) or a request for a Letter of Credit and a Reimbursement Agreement (in the case of a requested Letter of Credit), in each such case calculating the Borrowing Base;

                    (c)                 Continuation of Representations and
                                        Warranties

         The representation and warranties in Article VI shall be true and correct on and as of each such Interest Rate Election Date, date of Notice of Borrowing or request for a Letter of Credit with the same effect as if made on and as of such date (except to the extent such representations and warranties solely and expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date);

                    (d)                 No Existing Default

         No Default or Event of Default shall exist or shall result from such continuation, conversion, making of Loans or issuance of a Letter of Credit;

                    (e)                 Satisfaction of Previous Conditions

         The conditions set forth in Section 5.1 shall have been previously satisfied or waived by the Agent in writing;

                    (f)                 Further Assurances

         To the extent not previously delivered, all other documents, agreements and instruments from or with respect to the Borrower or any other Person that may be called for hereunder shall be duly executed and delivered to the Agent, including but not limited to all documents, agreements and instruments deemed necessary by the Agent to perfect a security interest for the benefit of the Lenders in collateral acquired after the date of this Agreement that is intended to be encumbered pursuant to the Collateral Documents. For the purposes of this Agreement, the waiver of delivery of any document, agreement, or instrument from or with respect to the Borrower or any other Person does not constitute a continuing waiver with respect to the obligation to


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

fulfill the conditions precedent set forth in this Section 5.2 except as otherwise specifically provided.

         Each Interest Rate Notice, Notice of Borrowing or request for a Letter of Credit (as the case may be) submitted by the Borrower hereunder shall constitute a representation and warranty by the Borrower hereunder, as of the date of each such notice and as of each Interest Rate Election Date, as applicable, that the conditions in this Section 5.2 are satisfied.

         5.3          Conditions to Become Eligible Real Property

         The Borrower may elect that a parcel of real property owned by the Borrower or a Subsidiary shall become Eligible Real Property subject to (a) making a written request of the Agent therefor, (b) meeting the conditions set forth in the definition of "Eligible Real Property," and (c) the condition that the Agent has received all of the following with respect to such parcel of real property, in form and substance satisfactory to the Agent and each Lender, and with sufficient copies for each Lender:

                (i) a Deed of Trust encumbering the parcel of real property, duly executed by the Borrower or Subsidiary that owns the parcel of real property;

                (ii) acknowledgment copies of all UCC-1 financing statements filed, registered or recorded to perfect the security interests of the Agent for the benefit of the Lenders, or other evidence satisfactory to the Agent that there has been filed, registered or recorded all financing statements and other filings, registrations and recordings necessary and advisable to perfect the Liens of the Agent for the benefit of the Lenders in accordance with applicable law;

                (iii) written advice relating to such lien and judgment searches as the Agent shall have requested, and such termination statements or other documents as may be necessary to confirm that the Collateral is subject to no other Liens in favor of any Persons (other than Permitted Liens);

                (iv) funds from the Borrower sufficient to pay or reimburse the Agent for all out-of-pocket costs and expenses connected with the parcel of real property becoming Eligible Real Property, including, without limitation, appraisal fees, inspection fees, fees for environmental and other third party inspections and reports, fees for the Title Insurance Policy to issue with respect to such parcel of real property, escrow fees (if any), attorneys' fees (if any) and any filing or recording tax or fee in connection with the Deed of Trust and all UCC-1 financing statements;


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

                (v) such consents, estoppels, subordination agreements and other documents and instruments executed by landlords, tenants, franchisors, licensors and other Persons party to material contracts relating to the parcel of real property as to which the Agent shall be granted a Lien for the benefit of the Lenders, as requested by the Agent or any Lender;

                (vi) evidence that all other actions necessary or, in the opinion of the Agent or the Lenders, desirable, to perfect and protect the first priority security interest created by the Collateral Documents in the parcel of real property and to enhance the Agent's ability to preserve and protect its interests in and access to such Collateral, have been taken;

                (vii) a Title Insurance Policy insuring the Deed of Trust;

                (viii) a flood hazard determination in a form approved by the Agent for the parcel of real property encumbered by a Deed of Trust;

                (ix) (A) if requested by the Agent, an environmental checklist in a form designated by the Agent and approved by the Agent in writing after completion by the Borrower or Subsidiary (as the case may be),
         (B) an environmental site assessment approved by the Agent in writing performed by an engineer approved by the Agent, (C) if requested by the Agent, an American with Disabilities Act questionnaire, (D) an Indemnification Agreement duly executed by the Borrower and Subsidiary (if the parcel of real property is owned by a Subsidiary), and (E) if the parcel of real property is being acquired with the proceeds of Loans, a designation agreement executed by the Borrower in a form approved by the Agent;

                (x) lenders' payable endorsements and insurance certificates with respect to the insurance policies related to such parcel of real property or other instruments or documents evidencing insurance coverage on the properties of the Borrower in accordance with Section
         7.6 and the Deed of Trust;

                (xi) to the extent not previously delivered, copies of the resolutions of the board of directors of the Borrower or Subsidiary (as the case may be) authorizing the execution and delivery to the Agent of the Collateral Documents with respect to such parcel real property;

                (xii) to the extent not previously delivered, a certificate of the Secretary or Assistant Secretary of the Borrower or Subsidiary (as the case may be) certifying the names and true signatures of the officers of the Borrower or


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


         Subsidiary authorized to execute, deliver and perform, as applicable, the Collateral Documents with respect to such real property;

                (xiii) to the extent not previously delivered, the Organization Documents of the Borrower or Subsidiary (as the case may be), certified by the Secretary or Assistant Secretary of the Borrower or Subsidiary (as the case may be);

                 (xiv) to the extent not previously delivered, a good standing certificate of the Borrower or Subsidiary (as the case may be) from the Secretary of State (or similar, applicable Governmental Authority) of its state of organization and each state where the Borrower or Subsidiary (as the case may be) is qualified to do business as a foreign entity as of a recent date; and

                  (xv) to the extent not previously delivered with respect to the Collateral Documents in question and such other matters as the Agent may reasonably request, an opinion of counsel to the Borrower or Subsidiary (as the case may be) and addressed to the Agent and the Lenders, in a form acceptable to the Agent.

         5.4          Existing Collateral Documents

         The Borrower acknowledges and agrees that all of the "Collateral Documents" (as such term is defined in the Initial Credit Agreement) executed and delivered in connection with the Initial Credit Agreement shall remain in effect and shall secure payment and performance of the obligations of the Borrower under this Agreement, the Loans and the Loan Documents. The Borrower hereby ratifies and reaffirms all of its obligations under such "Collateral Documents." In addition, without limiting the foregoing, the obligation of each Lender to make the initial advance to the Borrower under the Loans hereunder or the obligation of the Agent to issue the first Letter of Credit is subject to the condition that the Agent has received on or before the Closing Date all of the instruments, agreements and documents referred to in Section 5.1.

ARTICLE VI.           REPRESENTATIONS AND WARRANTIES

         The Borrower represents and warrants to the Agent and each Lender that:

         6.1          Existence and Power

         The Borrower, CHC and each of its Subsidiaries:

         (a) is a limited partnership or corporation, duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization;


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

         (b) has the power and authority and all governmental licenses, authorizations, consents and approvals to own its assets, carry on its business and to execute, deliver and perform its obligation under the Loan Documents;

         (c) is duly qualified as a foreign entity and is licensed and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification or license; and

         (d) is in compliance with all Requirements of Law; except, in each case referred to in clause (c) or clause (d), to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect.

         6.2          Authorization; No Contravention

         The execution, delivery and performance by the Borrower, CHC and its Subsidiaries of this Agreement and each other Loan Document to which such Person is party, have been duly authorized by all necessary action, and do not and will not:

         (a) contravene the terms of any of that Person's Organization
Documents;

         (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, any document evidencing any Contractual Obligation to which such Person is a party or any order, injunction, writ or decree of any Governmental Authority to which such Person or its property is subject; or

         (c) violate any Requirement of Law.

         6.3          Governmental Authorization

         No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority (except for recordings or filings in connection with the Liens granted to the Agent under the Collateral Documents) is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Borrower, CHC or any of its Subsidiaries of the Agreement or any other Loan Document.

         6.4          Binding Effect

         This Agreement and each other Loan Document to which the Borrower, CHC or any of their Subsidiaries is a party constitute the legal, valid and binding obligations of the Borrower, CHC and any of their Subsidiaries to the extent it is a party thereto, enforceable against such Person in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency,


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

or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

         6.5          Litigation

         Except as specifically disclosed in Schedule 6.5, there are no actions, suits proceedings, claims or disputes pending, or to the best knowledge of the Borrower, threatened or contemplated, at law, in equity, in arbitration or before any Governmental Authority, against the Borrower, CHC or its Subsidiaries or any of their respective properties which:

         (a) purport to affect or pertain to this Agreement or any other Loan Document, or any of the transactions contemplated hereby or thereby; or

         (b) if determined adversely to the Borrower, CHC or its Subsidiaries, would reasonably be expected to have a Material Adverse Effect.

         No injunction, writ, temporary restraining order or any order of any nature has been issued by any court or other Governmental Authority purporting to enjoin or restrain the execution, delivery or performance of this Agreement or any other Loan Document, or directing that the transactions provided for herein or therein not be consummated as herein or therein provided.

         6.6          No Default

         No Default or Event of Default exists or would result from the incurring of any Obligation by the Borrower, CHC or any Subsidiary or from the grant or perfection of the Liens of the Agent and the Lenders on the Collateral. As of the Closing Date, neither the Borrower, CHC nor any Subsidiary is in default under or with respect to any Contractual Obligation in any respect which, individually or together with all such defaults, could reasonably be expected to have a Material Adverse Effect, or that would, if such default had occurred after the Closing Date, create an Event of Default under Section 9.l(e).

         6.7          ERISA Compliance

         Except as specifically disclosed in Schedule 6.7:

         (a) Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state law. Each Plan which is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS and to the best knowledge of the Borrower, nothing has occurred which would cause the loss of such qualification. The Borrower, CHC


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

and each ERISA Affiliate have made all required contributions to any Plan subject to Section 412 of the Code, and no application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code has been made with respect to any Plan.

         (b) There are no pending or, to the best knowledge of the Borrower, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect.

         (c) (i) No ERISA Event has occurred or is reasonably expected to occur;
(ii) no Pension Plan has any Unfunded Pension Liability; (iii) neither the Borrower, CHC nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA); (iv) neither the Borrower, CHC nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Section 4201 or 4243 of ERISA with respect to a Multiemployer Plan; and
(v) neither the Borrower nor any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or 4212(c) of ERISA.

         6.8          Use of Proceeds; Margin Regulations

         The proceeds of the Loans are to be used solely for the purposes set forth in and permitted by Section 7.12 and Section 8.7. Neither the Borrower, CHC nor any Subsidiary is generally engaged in the business of purchasing or selling Margin Stock or extending credit for the purpose of purchasing or carrying Margin Stock.

         6.9          Title to Properties

         The Borrower, CHC and each Subsidiary have good record and marketable title in fee simple to, or valid leasehold interests in, all real property necessary or used in the ordinary conduct of their respective businesses, except for such defects in title as could not, individually or in the aggregate, have a Material Adverse Effect. As of this Closing Date, the property of the Borrower, CHC and its Subsidiaries is subject to no Liens, other than Permitted Liens. All assets held in the name of CHC are held for the benefit of and the beneficial interest in all such assets is owned by the Borrower.


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


         6.10         Taxes

         The Borrower, CHC and its Subsidiaries have filed all Federal and other material tax returns and reports required to be filed, and have paid all Federal and other material taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable, except those which are being contested in good faith by appropriate proceedings and for which adequate reserves have been provided in accordance with GAAP. There is no proposed tax assessment against the Borrower, CHC or any Subsidiary that would, if made, have a Material Adverse Effect.

         6.11         Financial Condition

         (a) The audited consolidated financial statements of CHC and its Subsidiaries dated December 31, 1998, and the consolidated statements of income or operations, shareholders' equity and cash flows for the fiscal quarter ended on September 30, 1999:

                   (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein, subject to ordinary, good faith year end audit adjustments;

                  (ii) fairly present the financial condition of the CHC and its Subsidiaries as of the dates thereof and results of operations for the periods covered thereby; and

                 (iii) except as specifically disclosed in Schedule 6.11, show all material indebtedness and other liabilities, direct or contingent, of the Borrower, CHC and their consolidated Subsidiaries as of the dates thereof, including liabilities for taxes, material commitments and Contingent Obligations.

         (b) Since September 30, 1999, there has been no Material Adverse
Effect.

         (c) To the best of the Borrower's knowledge after due investigation, the pro forma financial statements provided to the Agent pursuant to Section 5.1(p) fairly present the financial condition of the CHC and its Subsidiaries as of the dates thereof and results of operations for the periods covered thereby, based upon the assumption that the WestCoast Acquisition was completed.

         6.12         Environmental Matters

         (a) Except as specifically disclosed in Schedule 6.12, the on-going operations of the Borrower, CHC and each of its Subsidiaries comply in all respects with all Environmental Laws, except such noncompliance which would not (if enforced in accordance with applicable law) result in liability in excess of $500,000 in the aggregate.

         (b) Except as specifically disclosed in Schedule 6.12, the Borrower, CHC and each of their Subsidiaries have obtained all licenses, permits, authorizations and registrations required under any Environmental Law ("Environmental Permits") and necessary for their respective ordinary course operations, all such Environmental Permits are in good standing, and the Borrower, CHC and each of their Subsidiaries are in compliance with all material terms and conditions of such Environmental Permits.

         (c) Except as specifically disclosed in Schedule 6.12, none of the Borrower, CHC any of their Subsidiaries or any of their respective present property or operations, is subject to any outstanding written order from or agreement with any Governmental Authority, nor subject to any judicial or docketed administrative proceeding, respecting any Environmental Law, Environmental Claim or Hazardous Material.

         (d) Except as specifically disclosed in Schedule 6.12, there are no Hazardous Materials or other conditions or circumstances existing with respect to any property of the Borrower, CHC or any Subsidiary, or arising from operations prior to the Closing Date, of the Borrower, CHC or any of their Subsidiaries that would reasonably be expected to give rive to Environmental Claims with a potential liability of the Borrower, CHC and their Subsidiaries in excess of $500,000 in the aggregate for any such condition, circumstance or property. In addition, (i) neither the Borrower, CHC nor any Subsidiary has any underground storage tanks (x) that are not properly registered or permitted under applicable Environmental Laws, or (y) that are leaking or disposing of Hazardous Materials off-site, and (ii) the Borrower, CHC and their Subsidiaries have notified all of their employees of the existence, if any, of any health hazard arising from the conditions of their employment and have met all notification requirements under Title III of CERCLA and all other Environmental Laws.

         6.13         Collateral Documents

         (a) The provisions of each of the Collateral Documents are effective to create in favor of the Agent for the benefit of the Lenders, a legal, valid and


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


enforceable security interest in all right, title and interest of the Borrower, CHC and their Subsidiaries in the collateral described therein; and Deeds of Trust have been delivered to the Agent for recording in the real estate records of the county in which the real property to be encumbered thereby is located; and financing statements have been delivered to the Agent for filing in the offices in all of the jurisdictions listed in the schedule to the Security Agreements and executed Patent Assignments, Trademarks Assignments and Copyright Assignments have been delivered to the Agent for filing in the U.S. Patent and Trademark Office and the U.S. Copyright Office and upon the filing of such assignments and such financing statements in such offices, the Agent, for the benefit of the Lenders, will have a perfected first priority security interest in the Collateral.

         (b) All representations and warranties of the Borrower, CHC and any of their Subsidiaries party thereto contained in the Collateral Documents are true and correct.

         6.14         Regulated Entities

         None of the Borrower, CHC, any Person controlling the Borrower or CHC, or any Subsidiary, is an "Investment Company" within the meaning of the Investment Company Act of 1940. The Borrower is not subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, any state public utilities code, or any other Federal or state statute or regulation limiting its ability to incur Indebtedness.

         6.15         No Burdensome Restrictions

         Neither the Borrower, CHC nor any Subsidiary is a party to or bound by any Contractual Obligation, or subject to any restriction in any Organization Document, or any Requirement of Law, which could reasonably be expected to have a Material Adverse Effect.

         6.16         Copyrights, Patents, Trademarks and Licenses, Etc.

         The Borrower, CHC and their Subsidiaries own or are licensed or otherwise have the right to use all of the patents, trademarks, service marks, trade names, copyrights, contractual franchises, authorizations and other rights that are reasonably necessary for the operation of their respective businesses, without conflict with the rights of any other Person. To the best knowledge of the Borrower, no slogan or other advertising device, product, process, method, substance, part or other material now employed, or now contemplated to be employed, by the Borrower, CHC or any Subsidiary infringes upon any rights held by any other Person. Except as specifically

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


disclosed in Schedule 6.5, no claim or litigation regarding any of the foregoing is pending or threatened, and no patent, invention, device, application, principle or any statute, law, rule, regulation, standard or code is pending or, to the knowledge of the Borrower, proposed, which, in either case, could reasonably be expected to have a Material Adverse Effect.

         6.17         Subsidiaries

         The Borrower and CHC have no Subsidiaries other than those specifically disclosed in part (a) of Schedule 6.17 hereto and have no equity investments in any other corporation or entity other than those specifically disclosed in part
(b) of Schedule 6.17.

         6.18         Insurance

         Except as specifically disclosed in Schedule 6.18, the properties of the Borrower, CHC and their Subsidiaries are insured with financially sound and reputable insurance companies not Affiliates of the Borrower, in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses, including business interruption insurance for a period of not less than 12 months, and owning similar properties in localities where the Borrower, CHC or such Subsidiary operates.

         6.19         Solvency

         The Borrower, CHC and each of their Subsidiaries are Solvent.

         6.20         Full Disclosure

         None of the representations or warranties made by the Borrower, CHC or any Subsidiary in the Loan Documents as of the date such representations and warranties are made or deemed made, and none of the statements contained in any exhibit, report, statement or certificate furnished by or on behalf of the Borrower, CHC or any Subsidiary in connection with the Loan Documents (including the offering and disclosure materials delivered by or on behalf of the Borrower to the Lenders prior to the Closing Date), contains any untrue statement of a material fact or omits any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they are made, not misleading as of the time when made or delivered.




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



ARTICLE VII.          AFFIRMATIVE COVENANTS

         So long as any Lender shall have any Commitment to make Loans or issue Letters of Credit hereunder, or any Loan, Letter of Credit or other Obligation shall remain unpaid or unsatisfied, unless the Required Lenders waive compliance in writing:

         7.1          Financial Statements

         The Borrower shall deliver to the Agent, in form and detail satisfactory to the Agent and the Required Lenders, with sufficient copies for each Lender:

         (a) as soon as available, but not later than 90 days after the end of each fiscal year, a copy of the audited consolidated balance sheet of the Borrower, CHC and their Subsidiaries as at the end of such year and the related consolidated statements of income or operations, shareholders' equity and cash flows for such year, setting forth in each case in comparative form the figures for the previous fiscal year, and accompanied by the opinion of Coopers & Lybrand L.L.P. or another nationally recognized independent public accounting firm ("Independent Auditor") which report shall state that such consolidated financial statements present fairly the financial position for the periods indicated in conformity with GAAP applied on a basis consistent with prior years. Such opinion shall not be qualified or limited because of a restricted or limited examination by the Independent Auditor of any material portion of the Borrower's, CHC's or any Subsidiary's records;

         (b) as soon as available, but not later than 45 days after the end of each of the first three fiscal quarters of each fiscal year a copy of the unaudited consolidated balance sheet of the Borrower, CHC and their Subsidiaries as of the end of such quarter and the related consolidated statements of income, shareholders' equity and cash flows for the period commencing on the first day and ending on the last day of such quarter, and certified by a Responsible Officer as fairly presenting, in accordance with GAAP (subject to ordinary, good faith year-end audit adjustments), the financial position and the results of operations of the Borrower, CHC and the Subsidiaries;

         (c) as soon as available, but not later than 45 days after the end of each fiscal quarter of each fiscal year, a copy of the unaudited consolidating balance sheets of the Borrower, CHC and their Subsidiaries, and the related consolidating statements of income, shareholders' equity and cash flows for such quarter, all certified by a Responsible Officer as having been developed and used in connection with the preparation of the financial statement referred to in Section 7.1(b);


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


         (d) as soon as available, but not later than 45 days after the end of each fiscal quarter of each fiscal year, a copy of the unaudited operating statements for each parcel of Eligible Real Property as of the end of such quarter for such quarter and for the four quarters then ended, in such form and detail as reasonably designated by the Agent, and certified by a Responsible Officer as fairly presenting, in accordance with GAAP (subject to ordinary, good faith year-end audit adjustments), the financial results of operations for each such parcel of real property.

         7.2          Certificates; Other Information

         The Borrower shall furnish to the Agent, with sufficient copies for each Lender:

         (a) concurrently with the delivery of the financial statements referred to in Section 7.1(a), a certificate of the Independent Auditor stating that in making the examination necessary therefor no knowledge was obtained of any Default or Event of Default, except as specified in such certificate;

         (b) concurrently with the delivery of the financial statements referred to in Sections 7.1(a) and (b), a Compliance Certificate executed by a Responsible Officer and a worksheet showing the calculation of the Financial Covenants;

         (c) promptly, copies of all financial statements and reports that the Borrower or CHC sends to its shareholders, and copies of all financial statements and regular, periodical or special reports (including Forms 10-K, 10-Q and 8-K) that the Borrower, CHC or any Subsidiary may make to, or file with, the SEC; and

         (d) promptly, such additional information regarding the business, financial, partnership or corporate affairs of the Borrower, CHC or any Subsidiary as the Agent, at the request of any Lender, may from time to time reasonably request.

         7.3          Notices

         The Borrower shall promptly notify the Agent and each Lender:

         (a) of the occurrence of any Default or Event of Default, and of the occurrence or existence of any event or circumstance that foreseeably will become a Default or Event of Default;

         (b) of (i) any breach or nonperformance of, or any default under, any Contractual Obligation of the Borrower, CHC or any of their Subsidiaries which could result in a Material Adverse Effect; and (ii) any dispute, litigation, investigation, proceeding or suspension which may exist at any time between the Borrower, CHC or


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


any of their Subsidiaries and any Governmental Authority and which, if adversely determined, could result in a Material Adverse Effect;

         (c) of the commencement of, or any material development in, any litigation or proceeding affecting the Borrower, CHC or any Subsidiary (i) in which the amount of damages claimed is $2,000,000 (or its equivalent in another currency or currencies) or more if any potential loss is not fully covered by insurance, (ii) in which the amount of damages claimed is $10,000,000 (or its equivalent in another currency or currencies) or more if any potential loss is fully covered by insurance, (iii) in which injunctive or similar relief is sought and which, if adversely determined, would reasonably be expected to have a Material Adverse Effect, or (iv) in which the relief sought is an injunction or other stay of the performance of this Agreement or any Loan Document;

         (d) upon, but in no event later than ten days after, becoming aware of
(i) any and all enforcement, cleanup, removal or other governmental or regulatory actions instituted, completed or threatened against the Borrower, CHC or any Subsidiary or any of their respective properties pursuant to any applicable Environmental Laws, (ii) all other Environmental Claims, and (iii) any environmental or similar condition on any real property adjoining or in the vicinity of the property of the Borrower, CHC or any Subsidiary that could reasonably be anticipated to cause such property or any part thereof to be subject to any restrictions on the ownership, occupancy, transferability or use of such property under any Environmental Laws;

         (e) of any other litigation or proceeding affecting the Borrower, CHC or any of their Subsidiaries which the Borrower would be required to report to the SEC pursuant to the Exchange Act, within four days after reporting the same to the SEC;

         (f) of any of the following events affecting the Borrower or CHC, together with a copy of any notice with respect to such event that may be required to be filed with a Governmental Authority and any notice delivered by a Governmental Authority to the Borrower with respect to such event:

                   (i)     an ERISA Event;

                  (ii)     if any of the representations and warranties in
         Section 6.7 ceases to be true and correct;

                 (iii) the adoption of any new Pension Plan or other Plan subject to Section 412 of the Code;


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


                  (iv) the adoption of any amendment to a Pension Plan or other Plan subject to Section 412 of the Code, if such amendment results in a material increase in contributions or Unfunded Pension Liability; or

                   (v) the commencement of contributions to any Pension Plan or other Plan subject to Section 412 of the Code; and

         (g) of any material change in accounting policies or financial reporting practices by the Borrower, CHC or any of its consolidated Subsidiaries.

         Each notice under this Section shall be accompanied by a written statement by a Responsible Officer setting forth details of the occurrence referred to therein, and stating what action the Borrower, CHC or any affected Subsidiary proposes to take with respect thereto and at what time. Each notice under Section 7.3(a) shall describe with particularity any and all clauses or provisions of this Agreement or other Loan Document that have been (or foreseeably will be) breached or violated.

         7.4          Preservation of Existence, Etc.

         The Borrower shall, and shall cause CHC and each of their Subsidiaries to:

         (a) preserve and maintain in full force and effect its legal existence and good standing under the laws of its state or jurisdiction of organization;

         (b) preserve and maintain in full force and effect all governmental rights, privileges, qualifications, permits, licenses and franchises necessary or desirable in the normal conduct of its business except in connection with transactions permitted by Section 8.3 and sales of assets permitted by Section 8.2;

         (c) use reasonable efforts, in the ordinary course of business, to preserve its business organization and goodwill; and

         (d) preserve or renew all of its registered patents, trademarks, trade names and service marks, the nonpreservation of which could reasonably be expected to have a Material Adverse Effect.

         7.5          Maintenance of Property

         The Borrower shall maintain, and shall cause CHC and each of their Subsidiaries to maintain, and preserve all their property which is used or useful in its business in good working order and condition, ordinary wear and tear excepted and make all necessary repairs thereto and renewals and replacements thereof except


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


where the failure to do so could not reasonably be expected to have a Material Adverse Effect, except as permitted by Section 8.2.

         7.6          Insurance

         In addition to insurance requirements set forth in the Collateral Documents, the Borrower shall maintain, and shall cause CHC and each of their Subsidiaries to maintain, with financially sound and reputable independent insurers, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts as are customarily carried under similar circumstances by such other Persons including workers' compensation insurance, public liability and property and casualty insurance which amount shall not be reduced by the Borrower in the absence of 30 days' prior notice to the Agent. All such insurance shall name the Agent as loss payee/mortgagee and as additional insured, for the benefit of the Lenders, as their interests may appear. Upon request of the Agent or any Lender, the Borrower shall furnish the Agent, with sufficient copies for each Lender, at reasonable intervals (but not more than once per calendar year) a certificate of a Responsible Officer of the Borrower (and, if requested by the Agent, any insurance broker of the Borrower) setting forth the nature and extent of all insurance maintained by the Borrower, CHC and their Subsidiaries in accordance with this Section or any Collateral Documents (and which, in the case of a certificate of a broker, were placed through such broker).

         7.7          Payment of Obligations

         The Borrower shall, and shall cause CHC and each of their Subsidiaries to, pay and discharge as the same shall become due and payable, all their respective obligations and liabilities, including:

         (a) all tax liabilities, assessments and governmental charges or levies upon it or its properties or assets, unless the same are being contested in good faith by appropriate proceedings and adequate reserves in accordance with GAAP are being maintained by the Borrower, CHC or such Subsidiary;

         (b) all lawful claims which, if unpaid, would by law become a Lien upon its property; and

         (c) all Indebtedness, as and when due and payable, but subject to any subordination provisions contained in any instrument or agreement evidencing such Indebtedness.




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         7.8          Compliance With Laws

         The Borrower shall comply, and shall cause CHC and each of their Subsidiaries to comply, in all material respects with all Requirements of Law of any Governmental Authority having jurisdiction over it or its business (including the Federal Fair Labor Standards Act), except such as may be contested in good faith or as to which a bona fide dispute may exist.

         7.9          Compliance With ERISA

         The Borrower shall, and shall cause CHC and each of their ERISA Affiliates to: (a) maintain each Plan in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state law; (b) cause each Plan which is qualified under Section 401(a) of the Code to maintain such qualification; and (c) make all required contributions to any Plan subject to Section 412 of the Code.

         7.10         Inspection of Property and Books and Records

         The Borrower shall maintain and shall cause CHC and each of their Subsidiaries to maintain proper books of record and account, in which full, true and correct entries in conformity with GAAP consistently applied shall be made of all financial transactions and matters involving the assets and business of the Borrower, CHC and such Subsidiary. The Borrower shall permit, and shall cause CHC and each Subsidiary to permit, representatives and independent contractors of the Agent to visit and inspect any of their respective properties, to examine their respective limited partnership or corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss their respective affairs, finances and accounts with their respective directors, officers, and independent public accountants, all at the expense of the Borrower and at such reasonable times during normal business hours, upon reasonable advance notice to the Borrower; provided, however, when an Event of Default exists the Agent or any Lender may do any of the foregoing at the expense of the Borrower at any time during normal business hours and without advance notice.

         7.11         Environmental Laws

         (a) The Borrower shall, and shall cause CHC and each of their Subsidiaries to, conduct their operations and keep and maintain its property in compliance with all Environmental Laws.

         (b) Upon the written request of the Agent or any Lender, the Borrower shall submit and cause CHC and each of their Subsidiaries to submit, to the Agent with sufficient copies for each Lender, at the Borrower's sole cost and expense, at


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reasonable intervals, a report providing an update of the status of any environmental, health or safety compliance, hazard or liability issue identified in any notice or report required pursuant to Section 7.3(d), that could, individually or in the aggregate, result in liability in excess of $500,000.

         7.12         Use of Proceeds

         The Borrower shall use the proceeds of the Loans for working capital, the WestCoast Acquisition, other Acquisitions permitted hereunder, funding operations, and other general business purposes not in contravention of any Requirement of Law or of any Loan Document; provided that all proceeds shall be used for the benefit of the Borrower.

         7.13         Appraisals

         (a) Prior to a parcel of real property becoming Eligible Real Property, there shall be established for such parcel of real property the Approved Appraisal Value based upon an appraisal thereof performed at the Borrower's sole cost.

         (b) In the event that a parcel of real property has constituted Eligible Real Property for in excess of 18 months, the Agent may, in its discretion or at the request of the Required Lenders, have such parcel of real property reappraised, and upon the Agent's written approval of such reappraisal, the reappraised value shall constitute the Approved Appraised Value for such parcel of real property. Except as provided in Section 7.13(c), the cost of any such reappraisal shall be borne by the Lenders based upon each Lender's Pro Rata Share.

         (c) Upon the occurrence and during the continuation of any Event of Default, the Agent may, in its discretion or at the request of the Required Lenders, have any one or more parcels of Eligible Real Property reappraised, and upon the Agent's written approval of any such reappraisal, the reappraised value shall constitute the Approved Appraised Value for any such parcel of Eligible Real Property. The Borrower shall reimburse the Agent for the cost of any such reappraisal performed pursuant to this subsection upon demand.

         (d) The Borrower shall cooperate with the Agent and its designated appraisers in connection with all appraisals and reappraisals of real property performed pursuant to this Agreement.




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         7.14         Further Assurances

         (a) The Borrower shall ensure that all written information, exhibits and reports furnished to the Agent or the Lenders do not and will not contain any untrue statement of a material fact and do not and will not omit to state any material fact or any fact necessary to make the statements contained therein not misleading in light of the circumstances in which made, and will promptly disclose to the Agent and the Lenders and correct any defect or error that may be discovered therein or in any Loan Document or in the execution, acknowledgment or recordation thereof.

         (b) Promptly upon request by the Agent or the Required Lenders, the Borrower shall (and shall cause CHC and any of their Subsidiaries to) do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register, any and all such further acts, deeds, conveyances, security agreements, mortgages, assignments, estoppel certificates, financing statements and continuations thereof, termination statements, notices of assignment, transfers, certificates, assurances and other instruments the Agent or such Lenders, as the case may be, may reasonably require from time to time in order
(i) to carry out more effectively the purposes of this Agreement or any other Loan Document, (ii) to subject to the Liens created by any of the Collateral Documents any of the properties, rights or interests covered by any of the Collateral Documents, (iii) to perfect and maintain the validity, effectiveness and priority of any of the Collateral Documents and the Liens intended to be created thereby, and (iv) to better assure, convey, grant, assign, transfer, preserve, protect and confirm to the Agent and Lenders the rights granted or now or hereafter intended to be granted to the Lenders under any Loan Document or under any other document executed in connection therewith.

         (c) Within 20 days of the Closing Date, the Borrower shall deliver to the Agent, lien search results evidencing the filing of Financing Statements (as defined in the Security Agreements) in the jurisdictions listed in Schedule 7.14 hereto, naming the Borrower and CHC as "debtor" and the Agent as "secured party" and confirming that no other financing statements have been filed with respect to the Collateral in such jurisdictions (other than Permitted Liens).

         (d) Promptly upon any Person becoming after the date hereof a Subsidiary of the Borrower, the Borrower:

                   (i) shall cause such Subsidiary to execute and deliver to the Agent a guaranty of all of the Obligations in form and substance reasonably acceptable to the Required Lenders and the Agent;


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


                  (ii) shall cause such Subsidiary to execute and deliver to the Agent a security agreement granting a security interest in all of such Subsidiary's assets in favor of the Agent for the benefit of the Lenders as security for the Obligations (including the obligations of such Subsidiary under the guaranty referred to in clause (i) above), in form and substance reasonably acceptable to the Required Lenders and the Agent and shall cause to be delivered to the Agent with respect to such Subsidiary the documents referred to in Section 5.1, mutatis mutandis, together with such opinions in form and substance and from counsel reasonably satisfactory to the Agent, as the Agent may require; and

                 (iii) shall cause such Person that is the Borrower or an Affiliate of the Borrower that is the direct owner of any shares of capital stock (or other evidence of beneficial ownership) of such Subsidiary to execute and deliver to the Agent a pledge agreement pledging in favor of the Agent for the benefit of the Lenders as security for the Obligations, all of such capital stock, in form and substance reasonably acceptable to the Required Lenders and the Agent, and shall cause to be delivered to the Agent certificates evidencing all of the issued and outstanding shares of capital stock (or other evidence of beneficial ownership) of such Subsidiary, together with undated stock powers (or similar instruments of transfer) owned by such Persons duly executed in blank and appropriately completed Uniform Commercial Code financing statements, if applicable, with respect thereto (or, if any such shares of capital stock (or other evidence of beneficial ownership) are not represented by certificates, confirmation and evidence satisfactory to the Agent that the security interest in such shares (or other such evidence) has been transferred and/or registered in accordance with the laws of the applicable jurisdictions so as to create a valid first-priority perfected security interest therein for the benefit of the Agent and the Lenders) and together with such opinions in form and substance and from counsel reasonably satisfactory to the Agent, as the Agent may reasonably require;

provided, that in the case of an Acquisition where the Borrower, CHC and their Affiliates acquire less than 100% of the common shares or other common voting equity interests of a Person, the Borrower shall be required to provide the security agreement and guaranty provided for in clauses (i) and (ii) above only if consented to by a majority of the holders (other than the Borrower, CHC and their Affiliates) of the common shares or other common voting equity interests of such Person; provided, further, that the Borrower shall be required to make a diligent and good faith request for such consent from such holders; provided, further, if all of the common shares or other common voting equity interests of such Person are subsequently acquired by the


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


Borrower, CHC and their Affiliates, such Person shall promptly comply with clauses (i) and (ii) above.

         7.15         Minimum Number of Parcels

         At all times that there are any Loans outstanding or there exists any outstanding Letter of Credit, there shall be not fewer than four parcels of Eligible Real Property.

         7.16         Interest Rate Protection

         Within 30 days of the date of this Agreement, the Borrower shall enter into and shall maintain during the term of this Agreement one or more agreements to provide the Borrower with protection against fluctuations in interest rates with one or more financial institutions to cover, during each fiscal quarter of the Borrower, an amount equal to not less than 50% of the aggregate amount of the Indebtedness of CHC and its Subsidiaries as of the last day of the preceding fiscal quarter. All such agreements shall contain terms and conditions and shall be in such forms that are approved by the Lenders.

ARTICLE VIII.         NEGATIVE COVENANTS

         So long as any Lender shall have any Commitment to make Loans or issue Letters of Credit hereunder, or any Loan, Letter of Credit or other Obligation shall remain unpaid or unsatisfied, unless the Required Lenders waive compliance in writing:

         8.1          Limitation on Liens

         The Borrower shall not, and shall not suffer or permit CHC or any Subsidiary to, directly or indirectly, make, create, incur, assume or suffer to exist any Lien upon or with respect to any part of its property (including, without limitation, the partnership units of the Borrower owned by CHC), whether now owned or hereafter acquired, other than the following ("Permitted Liens"):

         (a) any Lien (other than a Lien on the Collateral) existing on property of the Borrower, CHC or any Subsidiary on the Closing Date that is described in
Schedule 8.1 securing Indebtedness outstanding on such date;

         (b)      any Lien created under any Loan Document;

         (c) Liens for taxes, fees, assessments or other governmental charges which are not delinquent or remain payable without penalty, or to the extent that nonpayment


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


thereof is permitted by Section 7.7, provided that no notice of lien has been filed or recorded under the Code;

         (d) carriers', warehousemen's, mechanics', landlords', materialmen's, repairmen's or other similar Liens arising in the ordinary course of business which are not delinquent or remain payable without penalty or which are being contested in good faith and by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property subject thereto;

         (e) Liens (other than any Lien imposed by ERISA and other than on the Collateral) consisting of pledges or deposits required in the ordinary course of business in connection with workers' compensation, unemployment insurance and other social security legislation;

         (f) Liens (other than Liens on the Collateral) on the property of the Borrower, CHC or their Subsidiaries securing (i) the nondelinquent performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, (ii) contingent obligations of a like nature; in each case, incurred in the ordinary course of business, provided all such Liens in the aggregate would not (even if enforced) cause a Material Adverse Effect;

         (g) Liens (other than Liens on the Collateral) consisting of judgment or judicial attachment liens, provided that the enforcement of such Liens is effectively stayed and all such liens in the aggregate at any time outstanding for the Borrower, CHC and their Subsidiaries do not exceed $1,000,000;

         (h) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business which, in the aggregate, are not substantial in amount, and which do not in any case materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the businesses of the Borrower, CHC and their Subsidiaries; provided that any such easements, rights-of-way, restrictions and other similar encumbrances related to Eligible Real Property shall be subject to the Agent's prior written approval;

         (i) Liens on assets of Persons that become Subsidiaries after the date of this Agreement, provided, however, that such Liens existed at the time the respective Persons became Subsidiaries and were not created in anticipation thereof;

         (j) purchase money security interests in equipment acquired or held by the Borrower, CHC or their Subsidiaries in the ordinary course of business, securing Indebtedness incurred or assumed for the purpose of financing all or any part of the cost of acquiring such equipment; provided that (i) any such Lien attaches to such


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


property concurrently with or within 20 days after the acquisition thereof and
(ii) such Lien attaches solely to the property so acquired in such transaction;

         (k) Liens securing obligations in respect of capital leases on assets subject to such leases, provided that such capital leases are otherwise permitted hereunder;

         (l) Liens arising solely by virtue of any statutory or common law provision relating to banker's liens, rights of set-off or similar rights and remedies as to deposit accounts or other funds maintained with a creditor depository institution; provided that (i) such deposit account is not a dedicated cash collateral account and is not subject to restrictions against access by the Borrower in excess of those set forth by regulations promulgated by the FRB, and (ii) such deposit account is not intended by the Borrower, CHC or any Subsidiary to provide collateral to the depository institution;

         (m) Liens on real property used primarily in the hospitality business and acquired by the Borrower, CHC or any Subsidiary after the Closing Date that is not encumbered by any Deed of Trust; provided that (i) any such Lien attaches to such real property concurrently with or within 20 days after the acquisition thereof or such Lien is to secure Indebtedness the proceeds of which are used to refinance acquisition Indebtedness with respect to such real property, (ii) such Lien attaches solely to such real property and personal property located on such real property, as well as proceeds thereof, and (iii) such Acquisition is approved in writing by the Required Lenders; and

         (n) Liens on real property that (i) was acquired by the Borrower, CHC or any Subsidiary before the Closing Date, (ii) was not encumbered by any mortgage, deed of trust or similar instrument as of the Closing Date or the date such Lien attaches, or with respect to which any such encumbrance that existed on the Closing Date is removed or satisfied through the use of proceeds of the Loans or the initial public offering of the common stock of CHC, and (iii) is not encumbered by any Deed of Trust; provided that (iv) any such Lien is approved by the Required Lenders, (v) such Lien attaches solely to such real property and personal property located on such real property, as well as proceeds thereof, and (vi) the Net Issuance Proceeds from the Indebtedness incurred in connection with any such Liens are applied to the Loans in accordance with Section 2.6.

         8.2          Disposition of Assets

         (a) The Borrower shall not, and shall not suffer or permit CHC or any Subsidiary to, directly or indirectly, sell, assign, lease, convey, transfer or otherwise dispose of any property (including accounts and notes receivable, with or without recourse) or enter into any agreement to do any of the foregoing, except that so long


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


as there exists no Default or Event of Default and so long as the proposed disposition would not cause the occurrence of a Default or an Event of Default there shall be permitted:

                   (i) dispositions of inventory or used, worn-out or surplus equipment all in the ordinary course of business;

                  (ii) the sale of equipment to the extent that such equipment is exchanged for credit against the purchase price of similar replacement equipment, or the proceeds of such sale are reasonably promptly applied, consistent with Section 2.6, to the purchase price of such replacement equipment;

                 (iii) the sale of assets (whether in one or a series of related transactions) for cash at a price equal to or greater than the fair market value of such assets, provided that the aggregate purchase price does not exceed $8,000,000 during any 12-month period;

                  (iv) the sale of assets (whether in one or a series of related transactions) for cash at a price equal to or greater than the fair market value of such assets and in excess of $8,000,000 during any 12-month period, provided that prior to the completion of any such sale
         (A) the Borrower shall have delivered to the Agent evidence deemed sufficient by the Required Lenders reflecting that had such assets, together with all EBITDA generated by such assets and Indebtedness that is to be repaid in connection with such sale, been excluded from the financial statements of CHC for the four fiscal quarters immediately preceding the scheduled closing date of the proposed sale, there would have been compliance with each of the Financial Covenants set forth in
         Section 8.14, and (B) the Required Lenders shall have reviewed and approved such evidence and the Agent shall have so advised the Borrower in writing;

                   (v) the sale of assets (whether in one transaction or a series of related transactions) for cash at a price equal to or greater than the fair market value of such assets and in excess of $8,000,000 during any 12-month with respect to which the requirements set forth in
         Section 8.2(a)(iv) are not satisfied, provided that (A) prior to or concurrently with the completion of any such sale, the Borrower shall repay the Loans and permanently reduce the Commitment by an amount that would result in the pro forma compliance with each of the Financial Covenants set forth in Section 8.14 as recalculated in accordance with the provisions of Section 8.2(a)(iv) for the four fiscal quarters immediately preceding the scheduled closing date of the proposed sale,
         (B)


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


          prior to the completion of any such sale, the Borrower shall have delivered to the Agent evidence deemed sufficient by the Required Lenders reflecting such pro forma compliance, and (C) prior to the completion of any such sale, the Required Lenders shall have reviewed and approved such evidence and the Agent shall have so advised the Borrower in writing; and

                  (vi) dispositions not otherwise permitted hereunder which are made for fair market value; provided, that (A) the aggregate sales price from such disposition shall be paid in cash, and (B) Net Proceeds thereof are applied as set forth in Section 2.6 hereof.

         (b) Notwithstanding the provisions of Section 8.2(a) to the contrary, the Borrower shall not, and shall not suffer or permit CHC or any Subsidiary to, directly or indirectly, sell, assign, lease, convey, transfer or otherwise dispose of (whether in one transaction or a series of related transactions) any property (including accounts and notes receivable, with or without recourse) or enter into any agreement to do any of the foregoing for an aggregate purchase price in excess of $35,000,000 during any 12-month period.

         8.3          Consolidations and Mergers

         The Borrower shall not, and shall not suffer or permit CHC or any Subsidiary to, merge, consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person, except:

         (a) any Subsidiary may merge with the Borrower or CHC, provided that the Borrower or CHC (as the case may be) shall be the continuing or surviving entity, or with any one or more Subsidiaries, provided that if any transaction shall be between a Subsidiary and a Wholly-Owned Subsidiary, the Wholly-Owned Subsidiary shall be the continuing or surviving entity; and

         (b) any Subsidiary may sell all or substantially all of its assets (upon voluntary liquidation or otherwise) to the Borrower or another Wholly-Owned Subsidiary.

         8.4          Loans and Investments

         The Borrower shall not purchase or acquire, or suffer or permit CHC or any Subsidiary to purchase or acquire, or make any commitment therefor, any capital stock, equity interest, or any obligations or other securities of, or any interest in, any Person, or make or commit to make any Acquisitions, or make or commit to make any


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


advance, loan, extension of credit or capital contribution to or any other investment in, any Person including any Affiliate of the Borrower, except for:

         (a)      investments in Cash Equivalents;

         (b) extensions of credit in the nature of accounts receivable or notes receivable arising from the sale or lease of goods or services in the ordinary course of business;

         (c) extensions of credit by the Borrower to any of its Wholly-Owned Subsidiaries or by any of its Wholly-Owned Subsidiaries to another of its Wholly-Owned Subsidiaries;

         (d) investments made in connection with and constituting part of the consideration paid for Acquisitions to the extent that (i) any such Acquisition is not prohibited under Section 8.7, and (ii) any such Acquisition is approved in writing by the Required Lenders; provided that no Acquisition shall be consummated by the Borrower, CHC or any Subsidiary unless the Borrower has demonstrated to the reasonable satisfaction of the Required Lenders with pro forma financial statements prepared to reflect such Acquisition that the Borrower will be in compliance with the Financial Covenants; and provided further that Acquisitions described in Section 8.7(f) shall not require the written approval by the Required Lenders.

         8.5          Limitation on Indebtedness

         The Borrower shall not, and shall not suffer or permit CHC or any Subsidiary to, create, incur, assume, suffer to exist, or otherwise become or remain directly or indirectly liable with respect to, any Indebtedness, except:

         (a) Indebtedness incurred pursuant to this Agreement;

         (b) Indebtedness consisting of Contingent Obligations permitted pursuant to Section 8.8;

         (c) Indebtedness existing on the Closing Date that is described in
Schedule 8.5 and any refinance of such Indebtedness in an amount not to exceed the outstanding principal balance thereof as of the Closing Date; provided that if any such Indebtedness is Nonrecourse Indebtedness that is secured by assets not used primarily in the hospitality business, then any Indebtedness to refinance such Indebtedness shall be Nonrecourse Indebtedness;

         (d) Indebtedness consisting of Subordinated Debt incurred after the Closing Date;


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


         (e) Nonrecourse Indebtedness incurred after the Closing Date;

         (f) Indebtedness secured by a Lien permitted under Section 8.1(j) or
(m); and

         (g) Indebtedness incurred in connection with leases permitted pursuant to Section 8.9(a).

         8.6          Transactions With Affiliates

         The Borrower shall not, and shall not suffer or permit CHC or any Subsidiary to, enter into any transaction with any Affiliate of the Borrower, except upon fair and reasonable terms no less favorable to the Borrower, CHC or such Subsidiary than would obtain in a comparable arm's-length transaction with a Person not an Affiliate of the Borrower, CHC or such Subsidiary.

         8.7          Use of Proceeds

         The Borrower shall not, and shall not suffer or permit CHC or any Subsidiary to, use any portion of the Loan proceeds, directly or indirectly, (a) to purchase or carry Margin Stock, (b) to purchase or redeem any stock, partnership units or other equity interest of the Borrower or CHC, (c) to repay or otherwise refinance indebtedness of the Borrower or others incurred to purchase or carry Margin Stock, (d) to extend credit for the purpose of purchasing or carrying any Margin Stock, (e) to acquire any security in any transaction that is subject to Section 13 or 14 of the Exchange Act, or (f) to finance or refinance the acquisition of any interest in real property that is not used primarily in the hospitality business or the acquisition of any Person whose primary business is not the hospitality business except as otherwise approved by the Required Lenders and confirmed in writing by the Agent; provided that Loan proceeds may be used to finance the acquisition by the Borrower of nonoperating real property for an acquisition price not to exceed (i) $500,000 for any individual parcel of real property, or (ii) $1,500,000 in the aggregate after January 1, 2000.

         8.8          Contingent Obligations

         The Borrower shall not, and shall not suffer or permit CHC or any Subsidiary to, create, incur, assume or suffer to exist any Contingent Obligations except:

         (a) endorsements for collection or deposit in the ordinary course of business;

         (b) Swap Contracts entered into in the ordinary course of business as bona fide hedging transactions;


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         (c) Contingent Obligations of the Borrower, CHC and their Subsidiaries existing as of the Closing Date that are described in Schedule 8.8; and

         (d) Contingent Obligations of the Borrower, CHC and their Subsidiaries with respect to which the contingent liability of the Borrower, CHC and/or their Subsidiaries (as the case may be) is supported by a letter of credit or indemnity issued to or for the benefit of the Borrower, CHC and/or their Subsidiaries (as the case may be), which letter of credit or indemnity has been approved in writing by the Required Lenders.

         8.9          Lease Obligations

         The Borrower shall not, and shall not suffer or permit CHC or any Subsidiary to, create or suffer to exist any obligations for the payment of rent for any property under lease or agreement to lease, except for:

         (a) capital leases of the Borrower, CHC and of the Subsidiaries to finance the acquisition of equipment; and

         (b) operating leases entered into by the Borrower, CHC or any Subsidiary in the ordinary course of business.

         8.10         Restricted Payments

         The Borrower shall not, and shall not suffer or permit CHC or any Subsidiary to, declare or make any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities on account of any shares of any class of its capital stock or partnership units (as the case may be), or purchase, redeem or otherwise acquire for value any shares of its capital stock or partnership units (as the case may be) or any warrants, rights or options to acquire such shares or partnership units, now or hereafter outstanding; except that (a) CHC or the Borrower may declare and make dividend payments or other distributions payable solely in its common stock or partnership units (as the case may be), (b) the Borrower may make distributions to its partners in an amount necessary to allow CHC to pay income and gross receipts taxes on the taxable income of the Borrower that is recognized by its partners for tax purposes, provided that (i) at the time of making the distribution there exists no Event of Default and (ii) after giving effect to any proposed distribution, there would not exist any Event of Default, (c) CHC and the Borrower may pay dividends and distributions to their shareholders or partners (as the case may be) or purchase or redeem shares of capital stock or partnership units (as the case may be), provided that (i) at the time of making the dividend, distribution, purchase or redemption payment there exists no Event of Default, (ii) after giving effect to the proposed payment, there


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would not exist an Event of Default, (iii) as of the end of the fiscal quarter of CHC immediately prior to the date of the proposed payment for the four fiscal quarters then ended, the Funded Debt Ratio was less than 3.50:1.00, and (iv) after giving effect to the proposed payment, the Capitalization Ratio would not exceed 0.50:1.00, and (d) CHC may issue stock to partners of the Borrower in exchange for partnership units of the Borrower.

         8.11         ERISA

         The Borrower shall not, and shall not suffer or permit any ERISA Affiliate of the Borrower or CHC to: (a) engage in a prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan which has resulted or could reasonably be expected to result in liability of the Borrower in an aggregate amount in excess of $500,000; or (b) engage in a transaction that could be subject to Section 4069 or 4212(c) of ERISA.

         8.12         Change in Business

         The Borrower shall not, and shall not suffer or permit CHC or any Subsidiary to, engage in any material line of business substantially different from those lines of business carried on by the Borrower, CHC and their Subsidiaries on the date hereof.

         8.13         Accounting Changes

         The Borrower shall not, and shall not suffer or permit CHC or any Subsidiary to, make any significant change in accounting treatment or reporting practices, except as required by GAAP, or change the fiscal year of the Borrower, CHC or of any Subsidiary.

         8.14         Financial Covenants

                      (a)              Funded Debt Ratio

         As of the end of each fiscal quarter for the four fiscal quarters then ended, the Funded Debt Ratio shall not exceed (i) 5.25:1.00 for each fiscal quarter ending on or after December 31, 1999, through December 30, 2000, (ii) 4.75:1.00 for each fiscal quarter ending on or after December 31, 2000 through December 30, 2001, (iii) 4.25:1.00 for each fiscal quarter ending on or after December 31, 2001 through December 30, 2002, and (iii) 4.00:1.00 for each fiscal quarter ending thereafter.


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                      (b)              Recourse Funded Debt Ratio

         As of the end of each fiscal quarter for the four fiscal quarters then ended, the Recourse Funded Debt Ratio shall not exceed (i) 5.10:1.00 for each fiscal quarter ending on or after December 31, 1999, through December 30, 2000,
(ii) 4.50:1.00 for each fiscal quarter ending on or after December 31, 2000 through December 30, 2001, (iii) 4.00:1.00 for each fiscal quarter ending on or after December 31, 2001 through December 30, 2002, and (iii) 3.60:1.00 for each fiscal quarter ending thereafter.

                      (c)              Interest Coverage Ratio

         As of the end of each fiscal quarter for the four fiscal quarters then ended, the Interest Coverage Ratio shall not be less than 2.25:1.00.

                      (d)              Fixed Charge Coverage Ratio

         As of the end of each fiscal quarter for the four fiscal quarters then ended, the Fixed Charge Coverage Ratio shall not be less than 1.50:1.00.

                      (e)              Capitalization Ratio

         As of the end of each fiscal quarter, the Capitalization Ratio shall not exceed (i) 0.65:1.00 for each fiscal quarter ending on or after December 31, 1999, through December 30, 2001, and (ii) 0.60:1.00 for each fiscal quarter ending thereafter.

                      (f)              Total Assets

         As of the end of each fiscal quarter, the aggregate amount of gross assets reflected on the CHC's balance sheet attributable to Persons other than the Borrower shall not exceed 10% of the aggregate amount of gross assets reflected on the CHC's balance sheet.

         8.15         Subordinated Debt

         Not, and not permit CHC or any of their Subsidiaries to make any payment (whether of principal, interest or otherwise) on any Subordinated Debt on any day other than the stated, scheduled date for such payment set forth in the documents and instruments evidencing such Subordinated Debt that have been approved by the Required Lenders or in contravention or violation of the subordination provisions thereof.


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ARTICLE IX.           EVENTS OF DEFAULT

         9.1          Event of Default

         Any of the following shall constitute an "Event of Default":

                      (a)              Nonpayment

         The Borrower fails to pay, (i) when and as required to be paid herein, any amount of principal of any Loan, or (ii) within five days after the same becomes due, any interest, fee or any other amount payable hereunder or under any other Loan Document; or

                      (b)              Representation or Warranty

         Any representation or warranty by the Borrower, CHC or any Subsidiary made or deemed made herein, in any other Loan Document, or which is contained in any certificate, document or financial or other statement by the Borrower, CHC or any Subsidiary, or any Responsible Officer, furnished at any time under this Agreement, or in or under any other Loan Document, is incorrect in any material respect on or as of the date made or deemed made; or

                      (c)              Specific Defaults

         The Borrower fails to perform or observe any term, covenant or agreement contained in any of Section 7.3, 7.6 or 7.9 or in Article VIII other than Sections 8.6 and 8.13, or the Borrower fails to perform or observe any term, covenant or agreement contained in Section 7.1 or 7.2 within five days after written notice is given to the Borrower by the Agent or any Lender; or

                      (d)              Other Defaults

         The Borrower, CHC or any Subsidiary party thereto fails to perform or observe any other term or covenant contained in this Agreement or any other Loan Document, and such default shall continue unremedied for a period of 30 days after the occurrence of such default; or

                      (e)              Cross-Default

         The Borrower, CHC or any Subsidiary (i) fails to make any payment in respect of any Indebtedness or Contingent Obligation having an aggregate principal amount (including undrawn, committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than


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


$1,000,000 when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure continues after the applicable grace or notice period, if any, specified in the relevant document on the date of such failure; or (ii) fails to perform or observe any other condition or covenant, or any other event shall occur or condition exist, under any agreement or instrument relating to any such Indebtedness or Contingent Obligation, and such failure continues after the applicable grace or notice period, if any, specified in the relevant document on the date of such failure, if the effect of such failure, event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Indebtedness (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause such Indebtedness to be declared to be due and payable prior to its stated maturity, or such Contingent Obligation to become payable or cash collateral in respect thereof to be demanded; or

                      (f)              Insolvency; Voluntary Proceedings

         The Borrower, CHC or any Subsidiary (i) ceases or fails to be solvent, or generally fails to pay, or admits in writing its inability to pay, its debts as they become due, subject to applicable grace periods, if any, whether at stated maturity or otherwise; (ii) voluntarily ceases to conduct its business in the ordinary course; (iii) commences any Insolvency Proceeding with respect to itself; or (iv) takes any action to effectuate or authorize any of the foregoing; or

                      (g)              Involuntary Proceedings

         (i) Any involuntary Insolvency Proceeding is commenced or filed against the Borrower, CHC or any Subsidiary, or any writ, judgment, warrant of attachment, execution or similar process, is issued or levied against a substantial part of the Borrower's, CHC's or any Subsidiary's properties, and any such proceeding or petition shall not be dismissed, or such writ, judgment, warrant of attachment, execution or similar process shall not be released, vacated or fully bonded within 60 days after commencement, filing or levy; (ii) the Borrower, CHC or any Subsidiary admits the material allegations of a petition against it in any Insolvency Proceeding, or an order for relief (or similar order under non-U.S. law) is ordered in any Insolvency Proceeding; or
(iii) the Borrower, CHC or any Subsidiary acquiesces in the appointment of a receiver, trustee, custodian, conservator, liquidator, mortgagee in possession (or agent therefor), or other similar Person for itself or a substantial portion of its property or business; or


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                      (h)              ERISA

         (i) An ERISA Event shall occur with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of the Borrower under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of $500,000; or
(ii) the aggregate amount of Unfunded Pension Liability among all Pension Plans at any time exceeds $500,000; or (iii) the Borrower, CHC or any ERISA Affiliate shall fail to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of $500,000; or

                      (i)              Monetary Judgments

         One or more noninterlocutory judgments, noninterlocutory orders, decrees or arbitration awards is entered against the Borrower, CHC or any Subsidiary involving in the aggregate a liability (i) (to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage) as to any single or related series of transactions, incidents or conditions, of $2,000,000 or more, or (ii) as to any single or related series of transactions, incidents or conditions, of $10,000,000 or more (whether or not covered by third-party insurance as to which the insurer does not dispute coverage), and the same shall remain unpaid or unvacated and unstayed pending appeal for a period of ten days after the entry thereof; or

                      (j)              Nonmonetary Judgments

         Any nonmonetary judgment, order or decree is entered against the Borrower, CHC or any Subsidiary which does or would reasonably be expected to have a Material Adverse Effect, and there shall be any period of ten consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

                      (k)              Adverse Change

         There occurs a Material Adverse Effect; or

                      (l)              Invalidity of Subordination Provisions

         The subordination provisions of any agreement or instrument governing any Subordinated Debt is for any reason revoked or invalidated, or otherwise cease to be in full force and effect, any Person contests in any manner the validity or enforceability thereof or denies that it has any further liability or obligation


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


thereunder, or the Indebtedness hereunder is for any reason subordinated or does not have the priority contemplated by this Agreement or such subordination provisions; or

                      (m)              Collateral

                   (i) Any provision of any Collateral Document shall for any reason cease to be valid and binding on or enforceable against the Borrower, CHC or any Subsidiary party thereto or the Borrower, CHC or any Subsidiary shall so state in writing or bring an action to limit its obligations or liabilities thereunder; or and

                  (ii) any Collateral Document shall for any reason (other than pursuant to the terms thereof) cease to create a valid security interest in the Collateral purported to be covered thereby or such security interest shall for any reason cease to be a perfected and first priority security interest subject only to Permitted Liens

         9.2          Remedies

         If any Event of Default occurs, the Agent shall, at the request of, or may, with the consent of, the Required Lenders, or as otherwise provided for in
Section 10.5:

         (a) declare the commitment of each Lender to make Loans to be terminated, whereupon such commitments shall be terminated;

         (b) declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower;

         (c) if any Letter of Credit is outstanding, declare an amount equal to the Letter of Credit Usage immediately due and payable whereupon the same shall become immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower; and

         (d) exercise on behalf of itself and the Lenders all rights and remedies available to it and the Lenders under the Loan Documents or applicable law;

provided, however, that upon the occurrence of any event specified in subsection
(f) or (g) of Section 9.1 (in the case of clause (i) of subsection (g) upon the expiration of the 60-day period mentioned therein), the obligation of each Lender to make Loans and the obligation of the Agent and each Lender to issue Letters of Credit shall


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


automatically terminate and the unpaid principal amount of all outstanding Loans and an amount equal to the Letter of Credit Usage, together with all interest and other amounts as aforesaid shall automatically become due and payable without further act of the Agent or any Lender. Amounts paid or received hereunder in respect of issued and outstanding Letters of Credit which exceed amounts paid by Agent under such Letters of Credit shall be held (and applied) as cash collateral to secure the performance of all obligations of the Borrower owing to the Agent in respect of Letters of Credits.

         9.3          Rights Not Exclusive

         The rights provided for in this Agreement and the other Loan Documents are cumulative and are not exclusive of any other rights, powers, privileges or remedies provided by law or in equity, or under any other instrument, document or agreement now existing or hereafter arising.

         9.4          Certain Financial Covenant Defaults

         In the event that, after taking into account any extraordinary charge to earnings taken or to be taken as of the end of any fiscal period of CHC (a "Charge"), and if solely by virtue of such Charge, there would exist an Event of Default due to the breach of any provision of Section 8.14 as of such fiscal period end date, such Event of Default shall be deemed to arise upon the earlier of (a) the date after such fiscal period and date on which CHC announces publicly that it will take, is taking or has taken such Charge (including an announcement in the form of a statement in a report filed with the SEC) or, if such announcement is made prior to such fiscal period end date, the date that is such fiscal period end date, and (b) the date the Borrower or CHC delivers to the Agent its audited annual or unaudited quarterly financial statements in respect of such fiscal period reflecting such Charge as taken.

ARTICLE X.            THE AGENT

         10.1         Appointment and Authorization

         Each Lender hereby irrevocably (subject to Section 10.9) appoints, designates and authorizes the Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Agent have or be


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deemed to have any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Agent.

         10.2         Delegation of Duties

         The Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects with reasonable care.

         10.3         Liability of Agent

         None of the Agent-Related Persons shall (i) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct), or (ii) be responsible in any manner to any of the Lenders for any recital, statement, representation or warranty made by the Borrower, CHC or any Subsidiary or Affiliate of the Borrower, or any officer thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or any other Loan Document, or for the value of or title to any Collateral, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of the Borrower or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of the Borrower, CHC or any of the Borrower's Subsidiaries or Affiliates.

         10.4         Reliance by Agent

         (a) The Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to the Borrower), independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall


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first receive such advice or concurrence of the Required Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Required Lenders and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Lenders.

         (b) For purposes of determining compliance with the conditions specified in Section 5.1, each Lender that has executed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter either sent by the Agent to such Lender for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to the Lender.

         10.5         Notice of Default

         The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Agent for the account of the Lenders, unless the Agent shall have received written notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default." The Agent will notify the Lenders of its receipt of any such notice. The Agent shall take such action with respect to such Default or Event of Default as may be requested by the Required Lenders in accordance with Article IX; provided, however, that unless and until the Agent has received any such request, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable or in the best interest of the Lenders.

         10.6         Credit Decision

         Each Lender acknowledges that none of the Agent-Related Persons has made any representation or warranty to it, and that no act by the Agent hereinafter taken, including any review of the affairs of the Borrower, CHC and their Subsidiaries, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender. Each Lender represents to the Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and


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


creditworthiness of the Borrower, CHC and their Subsidiaries, the value of and title to any Collateral, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrower hereunder. Each Lender also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower, CHC and their Subsidiaries. Except for notices, reports and other documents expressly herein required to be furnished to the Lenders by the Agent, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of the Borrower, CHC or their Subsidiaries which may come into the possession of any of the Agent-Related Persons.

         10.7         Indemnification of Agent

         Whether or not the transactions contemplated hereby are consummated, the Lenders shall indemnify upon demand the Agent-Related Persons (to the extent not reimbursed by or on behalf of the Borrower and without limiting the obligation of the Borrower to do so), in proportion to each Lender's Pro Rata Share, from and against any and all Indemnified Liabilities; provided, however, that no Lender shall be liable for the payment to the Agent-Related Persons of any portion of such Indemnified Liabilities resulting solely from such Person's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender shall reimburse the Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by the Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Agent is not reimbursed for such expenses by or on behalf of the Borrower. The undertaking in this Section shall survive the payment of all Obligations hereunder and the resignation or replacement of the Agent.

         10.8         Agent in Individual Capacity

         U.S. Bank and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in


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


any kind of banking, trust, financial advisory, underwriting or other business with the Borrower, CHC and their Subsidiaries and Affiliates as though U.S. Bank were not the Agent hereunder and without notice to or consent of the Lenders. The Lenders acknowledge that, pursuant to such activities, U.S. Bank or its Affiliates may receive information regarding the Borrower or its Affiliates (including information that may be subject to confidentiality obligations in favor of the Borrower, CHC or such Subsidiary) and acknowledge that the Agent shall be under no obligation to provide such information to them. With respect to its Loans, U.S. Bank shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not the Agent, and the terms "Lender" and "Lenders" include U.S. Bank in its individual capacity.

         10.9         Successor Agent

         The Agent may, and at the request of the Required Lenders shall, resign as Agent upon 30 days' notice to the Lenders. If the Agent resigns under this Agreement, the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders which successor agent shall, if no Default or Event of Default then exists, be approved by the Borrower. If no successor agent is appointed prior to the effective date of the resignation of the Agent, the Agent may appoint, after consulting with the Lenders and the Borrower, a successor agent from among the Lenders. Upon the acceptance of its appointment as successor agent hereunder, such successor agent shall succeed to all the rights, powers and duties of the retiring Agent and the term "Agent" shall mean such successor agent and the retiring Agent's appointment, powers and duties as Agent shall be terminated. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article X and Sections 12.4 and 12.5 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement. If no successor agent has accepted appointment as Agent by the date which is 30 days following a retiring Agent's notice of resignation, the retiring Agent's resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of the Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above.

         10.10        Withholding Tax

         (a) If any Lender is a "foreign corporation, partnership or trust" within the meaning of the Code and such Lender claims exemption from, or a reduction of, U.S. withholding tax under Sections 1441 or 1442 of the Code, such Lender agrees with and in favor of the Agent, to deliver to the Agent:


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


                   (i) if such Lender claims an exemption from, or a reduction of, withholding tax under a United States tax treaty, properly completed IRS Forms 1001 and W-8 before the payment of any interest in the first calendar year and before the payment of any interest in each third succeeding calendar year during which interest may be paid under this Agreement;

                  (ii) if such Lender claims that interest paid under this Agreement is exempt from United States withholding tax because it is effectively connected with a United States trade or business of such Lender, two properly completed and executed copies of IRS Form 4224 before the payment of any interest is due in the first taxable year of such Lender and in each succeeding taxable year of such Lender during which interest may be paid under this Agreement, and IRS Form W-9; and

                 (iii) such other form or forms as may be required under the Code or other laws of the United States as a condition to exemption from, or reduction of, United States withholding tax.

         Such Lender agrees to promptly notify the Agent of any change in circumstances which would modify or render invalid any claimed exemption or reduction.

         (b) If any Lender claims exemption from, or reduction of, withholding tax under a United States tax treaty by providing IRS Form 1001 and such Lender sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of the Borrower to such Lender, such Lender agrees to notify the Agent of the percentage amount in which it is no longer the beneficial owner of Obligations of the Borrower to such Lender. To the extent of such percentage amount, the Agent will treat such Lender's IRS Form 1001 as no longer valid.

         (c) If any Lender claiming exemption from United States withholding tax by filing IRS Form 4224 with the Agent sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of the Borrower to such a Lender, such Lender agrees to undertake sole responsibility for complying with the withholding tax requirements imposed by Sections 1441 and 1442 of the Code.

         (d) If any Lender is entitled to a reduction in the applicable withholding tax, the Agent may withhold from any interest payment to such Lender an amount equivalent to the applicable withholding tax after taking into account such reduction. If the forms or other documentation required by subsection (a) of this Section are not delivered to the Agent, then the Agent may withhold from any interest payment to


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


such Lender not providing such forms or other documentation an amount equivalent to the applicable withholding tax.

         (e) If the IRS or any other Governmental Authority of the United States or other jurisdiction asserts a claim that the Agent did not properly withhold tax from amounts paid to or for the account of any Lender (because the appropriate form was not delivered, was not properly executed, or because such Lender failed to notify the Agent of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason) such Lender shall indemnify the Agent fully for all amounts paid, directly or indirectly, by the Agent as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to the Agent under this Section, together with all costs and expenses (including Attorney Costs). The obligation of the Lenders under this subsection shall survive the payment of all Obligations and the resignation or replacement to the Agent.

         10.11        Collateral Matters

         (a) The Agent is authorized on behalf of all the Lenders, without the necessity of any notice to or further consent from the Lenders, from time to time to take any action with respect to any Collateral or the Collateral Documents which may be necessary to perfect and maintain perfected the security interest in and Liens upon the Collateral granted pursuant to the Collateral Documents.

         (b) The Lenders irrevocably authorize the Agent, at its option and in its discretion, to release any Lien granted to or held by the Agent upon any Collateral (i) upon termination of the Commitments and payment in full of all Loans and all other Obligations known to the Agent and payable under this Agreement or any other Loan Document; (ii) constituting property sold or to be sold or disposed of as part of or in connection with any disposition not prohibited hereunder; (iii) constituting property in which the Borrower, CHC or any Subsidiary owned no interest at the time the Lien was granted or at any time thereafter; (iv) constituting property leased to the Borrower, CHC or any Subsidiary under a lease which has expired or been terminated in a transaction not prohibited under this Agreement or is about to expire and which has not been, and is not intended by the Borrower, CHC or such Subsidiary to be, renewed or extended; (v) consisting of an instrument evidencing Indebtedness or other debt instrument, if the indebtedness evidenced thereby has been paid in full; or
(vi) if approved, authorized or ratified in writing by the Required Lenders or all the Lenders, as the case may be, as provided in Section 12.1(f). Upon request by the Agent at any time, the Lenders will confirm in writing the Agent's authority to release particular types or items of Collateral pursuant to this Section 10.11(b).


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ARTICLE XI.           LETTER OF CREDIT RISK PARTICIPATIONS

         11.1         Sale of Risk Participations

         The Agent agrees to sell to the Lenders, and upon issuance of any Letter of Credit hereunder each Lender shall be deemed to have unconditionally and irrevocably purchased from the Agent, an undivided risk participation in such Letter of Credit in proportion to such Lender's Pro Rata Share.

         11.2         Procedure for Purchases

         Via telephone or facsimile, the Agent will promptly advise each Lender of each Letter of Credit issued hereunder. The Agent shall not have any duty to ascertain or to inquire as to the accuracy of the information furnished by the Borrower, or accuracy of the representations and warranties made by the Borrower in any request for the issuance of such Letter of Credit nor shall the Agent have any duty to confirm that all conditions precedent to the issuance of such Letter of Credit have been fully satisfied.

         11.3         Payment Obligations

         (a) In the event Borrower fails to pay any amount due under Section 3.4 by 12:00 noon (Seattle time) on the date the Agent shall make demand for payment thereof, the Lenders shall each, upon receipt of notice from Agent of such failure, pay to the Agent their Pro Rata Share of such amount; provided, however, if the Borrower pays a portion but less than all of the amount due under Section 3.4, the Lenders shall each pay Agent only their respective Pro Rata Shares of the difference between the amount due under Section 3.4 and the amount paid by Borrower on account thereof. Each and every payment to be made by the Lenders to the Agent under this Section 11.3(a) shall be made by federal wire transfer in immediately available funds. If any Lender receives notice from Agent by 1:30 p.m. (Seattle time) on any Business Day of its obligation to make payments under this subsection, then such Lender shall make such payment no later than 2:00 p.m. (Seattle time) on the day such notice is received. If any Lender receives such notice after 1:30 p.m. (Seattle time) on any Business Day, then such Lender shall make such payment by no later than 1:00 p.m. (Seattle time) on the next succeeding Business Day. If any Lender fails to make such payment by the date and time required, its obligation shall bear interest from and including the date when such payment was due until paid at the per annum rate equal to the Federal Funds Rate.

         (b) The Agent shall promptly remit to the Lenders, via federal wire transfer of funds, the Lenders' respective Pro Rata Share of any amounts (other than fees and expense reimbursements) received from or for the account of the Borrower in respect


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


of any Letter of Credit; provided, however, the Agent shall not remit to any Lender any amounts received from or for the account of the Borrower in respect of a Letter of Credit unless, prior to Agent's receipt of such funds, such Lender has paid its Pro Rata Share of such amounts pursuant to Section 11.3(a). In the event Agent is required to refund any amount which is paid to it or received by it from or for the account of the Borrower, then Lenders, to the extent they shall have previously received their share of such amount, agree to repay to Agent their respective Pro Rata Share of such amount.

                      (c)              Reimbursements to Lenders

         Borrower agrees to reimburse any Lender for amounts paid by such Lender to Agent pursuant to Section 11.3(a). Any amounts received from or for the account of Borrower by any Lender in respect of the aforesaid reimbursement obligation shall reduce Borrower's payment obligation to Agent under Section
3.4. Any amounts received from or for the account of Borrower by Agent in satisfaction of its obligations under Section 3.4 shall reduce pro tanto Borrower's reimbursement obligation to Lenders under this Section 11.3(c).

ARTICLE XII.          MISCELLANEOUS

         12.1         Amendments and Waivers

         No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent with respect to any departure by the Borrower, CHC or any applicable Subsidiary therefrom, shall be effective unless the same shall be in writing and signed by the Required Lenders (or by the Agent at the written request of the Required Lenders) and the Borrower and acknowledged by the Agent, and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such waiver, amendment, or consent shall, unless in writing and signed by all the Lenders and the Borrower and acknowledged by the Agent, do any of the following:

         (a) increase or extend the Commitment of any Lender (or reinstate any Commitment terminated pursuant to Section 9.2), unless such Lender has consented thereto in writing;

         (b) postpone or delay any date fixed by this Agreement or any other Loan Document for any payment (including without limit mandatory prepayments) of principal, interest, fees or other amounts due to the Lenders (or any of them) hereunder or under any other Loan Document;


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


         (c) reduce the principal of, or the rate of interest specified herein on any Loan, or (subject to clause (ii) below) any fees or other amounts payable hereunder or under any other Loan Document;

         (d) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Loans which is required for the Lenders or any of them to take any action hereunder; or

         (e) amend the definition of "Required Lenders," this Section, or
Section 2.14, or any provision herein providing for consent or other action by all Lenders; or

         (f) release any material portion of the Collateral except as otherwise may be provided herein or in the Collateral Documents or except where the consent of the Required Lenders only is specifically provided for;

and, provided further, that (i) no amendment, waiver or consent shall, unless in writing and signed by the Agent in addition to the Required Lenders or all the Lenders, as the case may be, affect the rights or duties of the Agent under this Agreement or any other Loan Document, and (ii) the Commitment Letter may be amended, or rights or privileges thereunder waived, in a writing executed by the parties thereto.

         12.2         Notices

         (a) All notices, requests and other communications shall be in writing (including, unless the context expressly otherwise provides, by facsimile transmission, provided that any matter transmitted by the Borrower by facsimile
(i) shall be immediately confirmed by a telephone call to the recipient at the number specified on Schedule 12.2, and (ii) shall be followed promptly by delivery of a hard copy original thereof) and mailed, faxed or delivered, to the address or facsimile number specified for notices on Schedule 12.2; or, as directed to the Borrower or the Agent, to such other address as shall be designated by such party in a written notice to the other parties, and as directed to any other party, at such other address as shall be designated by such party in a written notice to the Borrower and the Agent.

         (b) All such notices, requests and communications shall, when transmitted by overnight delivery, or faxed, be effective when delivered by overnight (next-day) delivery, or transmitted in legible form by facsimile machine, respectively, or if mailed, upon the third Business Day after the date deposited into the U.S. mail, or if delivered, upon delivery; except that notices pursuant to Article II or X shall not be effective until actually received by the Agent.


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


         (c) Any agreement of the Agent and the Lenders herein to receive certain notices by telephone or facsimile is solely for the convenience and at the request of the Borrower. The Agent and the Lenders shall be entitled to rely on the authority of any Person purporting to be a Person authorized by the Borrower to give such notice and the Agent and the Lenders shall not have any liability to the Borrower or other Person on account of any action taken or not taken by the Agent or the Lenders in reliance upon such telephonic or facsimile notice. The obligation of the Borrower to repay the Loans shall not be affected in any way or to any extent by any failure by the Agent and the Lenders to receive written confirmation of any telephonic or facsimile notice or the receipt by the Agent and the Lenders of a confirmation which is at variance with the terms understood by the Agent and the Lenders to be contained in the telephonic or facsimile notice.

         12.3         No Waiver; Cumulative Remedies

         No failure to exercise and no delay in exercising, on the part of the Agent or any Lender, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

         12.4         Costs and Expenses

         The Borrower shall:

         (a) whether or not the transactions contemplated hereby are consummated, pay or reimburse U.S. Bank (including in its capacity as Agent) within five Business days after demand (subject to Section 5.1(e)) for all costs and expenses incurred by U.S. Bank (including in its capacity as Agent) in connection with the development, preparation, delivery, administration and execution of, and any amendment, supplement, waiver or modification to (in each case, whether or not consummated), this Agreement, any Loan Document and any other documents prepared in connection herewith or therewith, and the consummation of the transactions contemplated hereby and thereby, and the grant of Liens on any Collateral after the date of this Agreement, including reasonable Attorneys Cost incurred by U.S. Bank (including in its capacity as Agent) with respect to the foregoing; and

         (b) whether or not the transactions contemplated hereby are consummated, and whether incurred or demand for payment is made prior to, concurrently with or after the date of this Agreement, pay or reimburse U.S. Bank (including in its capacity as Agent) within five Business days after demand (subject to Section 5.1(e)) for all costs and expenses incurred by U.S. Bank (including in its capacity as Agent) in


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


connection with any Collateral or proposed Collateral, including, without limitation, appraisal fees (including the allocated cost of internal appraisal services), inspection fees, fees for environmental and other third party inspections and reports, fees for the Title Insurance Policies and the endorsements thereto, escrow fees, any filing or recording tax or fee, lien search fees, and

         (c) pay or reimburse the Agent and each Lender within five Business Days after demand (subject to Section 5.1(e)) for all costs and expenses (including Attorney Costs) incurred by them in connection with the enforcement, attempted enforcement, or preservation of any rights or remedies under this Agreement or any other Loan Document during the existence of an Event of Default or after acceleration of the Loans (including in connection with any "workout" or restructuring regarding the Loans, and including in any Insolvency Proceeding or appellate proceeding).

         12.5         Borrower Indemnification

         (a) Whether or not the transactions contemplated hereby are consummated, the Borrower shall indemnify, defend and hold the Agent-Related Persons, and each Lender and each of its respective officers, directors, employees, counsel, agents and attorneys-in-fact (each, an "Indemnified Person") harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses and disbursements (including Attorney Costs) of any kind or nature whatsoever which may at any time (including at any time following repayment of the Loans and the termination, resignation or replacement of the Agent or replacement of any Lender) be imposed on, incurred by or asserted against any such Person in any way relating to or arising out of this Agreement or any document contemplated by or referred to herein, or the transactions contemplated hereby, or any action taken or omitted by any such Person under or in connection with any of the foregoing, including with respect to any investigation, litigation or proceeding (including any Insolvency Proceeding or appellate proceeding) related to or arising out of this Agreement or the Loans or the use of the proceeds thereof, whether or not any Indemnified Person is a party thereto (all the foregoing, collectively, the "Indemnified Liabilities"); provided, that the Borrower shall have no obligation hereunder to any Indemnified Person with respect to Indemnified Liabilities resulting solely from the gross negligence or willful misconduct of such Indemnified Person. The agreements and obligations set forth in this Section shall survive payment of all other Obligations.

         (b) At the election of any Indemnified Person, the Borrower shall defend such Indemnified Person using legal counsel satisfactory to such Indemnified Person in such Person's sole discretion, at the sole cost and expense of the Borrower. All amounts owing under this Section shall be paid within 30 days after demand.


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         12.6         Marshalling; Payments Set Aside

         Neither the Agent nor the Lenders shall be under any obligation to marshall any assets in favor of the Borrower or any other Person or against or in payment of any or all of the Obligations. To the extent that the Borrower makes a payment to the Agent or the Lenders, or the Agent or the Lenders exercise their right of set-off, and such payment or the proceeds of such set-off or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Agent or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any Insolvency Proceeding or otherwise, then (a) to the extent of such recovery the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such set-off had not occurred, and (b) each Lender severally agrees to pay to the Agent upon demand its Pro Rata Share of any amount so recovered from or repaid by the Agent.

         12.7         Successors and Assigns

         The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Borrower may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Agent and each Lender.

         12.8         Assignments, Participations, Etc.

         (a) Any Lender may, with the written consent of the Agent and the Borrower which shall not be unreasonably withheld, conditioned or delayed, at any time assign and delegate to one or more Eligible Assignees (provided that no written consent of the Agent shall be required in connection with any assignment and delegation by a Lender to an Eligible Assignee that is an Affiliate of such Lender) (each an "Assignee") all, or any ratable part of all, of the Loans, the Commitments and the other rights and obligations of such Lender hereunder, in a minimum amount of the lesser of $5,000,000 or the entire amount of the Commitment of such Lender; provided, however, that the Borrower and the Agent may continue to deal solely and directly with such Lender in connection with the interest so assigned to an Assignee until (i) written notice of such assignment, together with payment instructions, addresses and related information with respect to the Assignee, shall have been given to the Borrower and the Agent by such Lender and the Assignee; (ii) such Lender and its Assignee shall have delivered to the Borrower and the Agent an Assignment and Acceptance in the form of Exhibit J ("Assignment and Acceptance"); and (iii) the assignor Lender or Assignee has paid to the Agent a processing fee in the amount of


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


$3,500. Notwithstanding the foregoing, no consent of the Borrower shall be required for any such assignment during the existence of an Event of Default.

         (b) Subject to the conditions set forth in Section 12.8(a), from and after the date that the Agent notifies the assignor Lender that it has received (and provided its consent with respect to) an executed Assignment and Acceptance, (i) the Assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, shall have the rights and obligations of a Lender under the Loan Documents, and (ii) the assignor Lender shall, to the extent that rights and obligations hereunder and under the other Loan Documents have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under the Loan Documents.

         (c) Immediately upon each Assignee's making its processing fee payment under the Assignment and Acceptance, this Agreement shall be deemed to be amended to the extent, but only to the extent, necessary to reflect the addition of the Assignee and the resulting adjustment of the Commitments arising therefrom. The Commitment allocated to each Assignee shall reduce such Commitments of the assigning Lender pro tanto.

         (d) Any Lender may at any time sell to one or more commercial banks or other Persons not Affiliates of the Borrower (a "Participant") participating interests in any Loans, the Commitment of that Lender and the other interests of that Lender (the "originating Lender") hereunder and under the other Loan Documents; provided, however, that (i) the originating Lender's obligations under this Agreement shall remain unchanged, (ii) the originating Lender shall remain solely responsible for the performance of such obligations, (iii) the Borrower and the Agent shall continue to deal solely and directly with the originating Lender in connection with the originating Lender's rights and obligations under this Agreement and the other Loan Documents, and (iv) no Lender shall transfer or grant any participating interest under which the Participant has rights to approve any amendment to, or any consent or waiver with respect to, this Agreement or any other Loan Document, except to the extent such amendment, consent or waiver would require unanimous consent of the Lenders as described in the first proviso to Section 12.1. In the case of any such participation, the Participant shall be entitled to the benefit of Sections 4.1,
4.3 and 12.5 as though it were also a Lender hereunder, and if amounts outstanding under this Agreement are due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of set-off in respect of its participating interest in amounts owing under this


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


Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement.

         (e) Notwithstanding any other provision in this Agreement, any Lender may at any time create a security interest in, or pledge, all or any portion of its rights under and interest in this Agreement held by it in favor of any Federal Reserve Bank in accordance with Regulation A of the FRB or U.S. Treasury Regulation 31 C.F.R. ss. 203.14, and such Federal Reserve Bank may enforce such pledge or security interest in any manner permitted under applicable law.

         (f) The Borrower agrees to actively assist and cooperate with U.S. Bank in the initial syndication of the Loans, including assistance in the preparation and review of information and participation in one or more meetings with prospective lenders.

         12.9         Set-off

         In addition to any rights and remedies of the Lenders provided by law, if an Event of Default exists or the Loans have been accelerated, each Lender is authorized at any time and from time to time, without prior notice to the Borrower, any such notice being waived by the Borrower to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other indebtedness at any time owing by, such Lender to or for the credit or the account of the Borrower against any and all Obligations owing to such Lender, now or hereafter existing, irrespective of whether or not the Agent or such Lender shall have made demand under this Agreement or any Loan Document and although such Obligations may be contingent or unmatured. Each Lender agrees promptly to notify the Borrower and the Agent after any such set-off and application made by such Lender; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application.

         12.10        Automatic Debits of Fees

         With respect to any agency fee, underwriting fee or other fee, or any other cost or expense (including Attorney Costs) due and payable to the Agent under the Loan Documents, the Borrower hereby irrevocably authorizes U.S. Bank to debit any deposit account of the Borrower with U.S. Bank in an amount such that the aggregate amount debited from all such deposit accounts does not exceed such fee or other cost or expense. If there are insufficient funds in such deposit accounts to cover the amount of the fee or other cost or expense then due, such debits will be reversed (in whole or in part, in U.S. Bank's sole discretion) and such amount not debited shall be deemed to be unpaid. No such debit under this Section shall be deemed a set-off.


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


         12.11        Notification of Addresses, Lending Offices, Etc.

         Each Lender shall notify the Agent in writing of any changes in the address to which notices to the Lender should be directed, of addresses of any Lending Office, of payment instructions in respect of all payments to be made to it hereunder and of such other administrative information as the Agent shall reasonably request.

         12.12        Counterparts

         This Agreement may be executed in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument.

         12.13        Severability

         The illegality or unenforceability of any provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.

         12.14        No Third Parties Benefited

         This Agreement is made and entered into for the sole protection and legal benefit of the Borrower, the Lenders, the Agent and the Agent-Related Persons, and their permitted successors and assigns, and no other Person shall be direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or any of the other Loan Documents.

         12.15        Conditions Not Fulfilled

         If any requested loan is not borrowed, or any requested letter of credit is not issued owing to nonfulfillment of any condition precedent specified in Article V or, in the case of letters of credit, any additional conditions specified in Article III, no party hereto shall be responsible to any other party for any damage or loss by reason thereof, except that the Borrower shall in any event be liable to pay the fees, Taxes, and expenses for which it is obligated hereunder. If for any other reason the Commitment of any Lender is not borrowed or any requested letter of credit is not issued, neither the Agent nor any Lender (other than the Lender failing to make its Loan as required hereunder) shall be responsible to the Borrower for any damage or loss by reason thereof, nor shall any other Lender or the Borrower be excused from their performance hereunder.


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         12.16        Governing Law and Jurisdiction

         (a) THIS AGREEMENT AND THE NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF WASHINGTON; PROVIDED THAT THE AGENT AND THE LENDERS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW. DEEDS OF TRUST SHALL BE GOVERNED BY THE LAW OF THE STATE IN WHICH THE REAL PROPERTY ENCUMBERED THEREBY IS LOCATED.

         (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF WASHINGTON OR OF THE UNITED STATES FOR THE WESTERN DISTRICT OF WASHINGTON, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE BORROWER, THE AGENT AND THE LENDERS CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE BORROWER, THE AGENT AND THE LENDERS IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. THE BORROWER, THE AGENT AND THE LENDERS EACH WAIVE PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY WASHINGTON LAW.

         12.17        Waiver of Jury Trial

         THE BORROWER, THE LENDERS AND THE AGENT EACH WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AGENT RELATED PERSON, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE BORROWER, THE LENDERS AND THE AGENT EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES


AMENDED AND RESTATED CREDIT AGREEMENT                                    PAGE 96

FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

         12.18        Entire Agreement

         This Agreement, together with the other Loan Documents, embodies the entire agreement and understanding among the Borrower, the Lenders and the Agent, and supersedes all prior to contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof.


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AMENDED AND RESTATED CREDIT AGREEMENT                                    PAGE 97

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                    CAVANAUGHS HOSPITALITY LIMITED
                                    PARTNERSHIP

                                    By:  Cavanaughs Hospitality Corporation,
                                        ---------------------------------------
                                         General Partner


                                    By
                                        ----------------------------------------


                                    Title
                                          -------------------------------------

                                    U.S. BANK NATIONAL ASSOCIATION,
                                    as Agent



                                    By
                                        ----------------------------------------


                                    Title
                                          -------------------------------------

                                    U.S. BANK NATIONAL ASSOCIATION,
                                    as a Lender


                                    By
                                        ----------------------------------------


                                    Title
                                          -------------------------------------


                                     BANK OF SCOTLAND


                                    By
                                        ----------------------------------------


                                    Title
                                          -------------------------------------



AMENDED AND RESTATED CREDIT AGREEMENT                                    PAGE 98

                                    BANK LEUMI USA


                                    By
                                        ----------------------------------------


                                    Title
                                          -------------------------------------


                                    IMPERIAL BANK


                                    By
                                        ----------------------------------------


                                    Title
                                          -------------------------------------


                                    FIRST SECURITY BANK, N.A.



                                    By
                                        ----------------------------------------


                                    Title
                                          -------------------------------------


                                    COLUMBIA STATE BANK


                                    By
                                        ----------------------------------------


                                    Title
                                          -------------------------------------


                                    STERLING SAVINGS BANK



                                    By
                                        ----------------------------------------


                                    Title
                                          -------------------------------------


AMENDED AND RESTATED CREDIT AGREEMENT                                    PAGE 99